SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [X]
    Post-Effective Amendment No.   14                                       [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [X]
    Post-Effective Amendment No.   14                                       [X]


                           MERRIMAN INVESTMENT TRUST

             1200 Westlake Avenue North, Seattle, Washington 98109

                            Telephone (206) 285-8877


                               AGENT FOR SERVICE:

                                Paul A. Merriman
              1200 Westlake Avenue North, Seattle Washington 98109



It is proposed that this filing will become effective  (check  appropriate box):
       [ ] immediately upon filing pursuant to paragraph (b)
       [X] on January 2, 1997 pursuant to paragraph (b)
       [ ] 60 days after filing pursuant to paragraph (a)(i)
       [ ] on pursuant to paragraph (a)(i)
       [ ] 75 days after filing pursuant to paragraph (a)(ii)
       [ ] on __________ pursuant to paragraph (a)(ii) of rule 485.
If appropriate, check the following box:
       [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SECURITIES UNDER THE SECURITIES ACT OF 1933, PURSUANT TO RULE 24F-2 UNDER THE SECURITIES ACT OF 1933. THE RULE 24F-2 NOTICE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON NOVEMBER 22, 1996.




                                    MERRIMAN
                               FLEXIBLE BOND FUND

                             Objectives are income,
                          preservation of capital and,
                        secondarily, growth of capital.


                                    MERRIMAN
                              GROWTH & INCOME FUND

                            Objectives are long-term
                         growth of capital, income and,
                     secondarily, preservation of capital.


                                    MERRIMAN
                           CAPITAL APPRECIATION FUND

                                  Objective is
                             capital appreciation.


                                    MERRIMAN
                             ASSET ALLOCATION FUND

                           Objectives are high total
                               return consistent
                             with reasonable risk.


                                    MERRIMAN
                             LEVERAGED GROWTH FUND

                       Objective is capital appreciation
                          through the use of leverage
                        and other investment practices.




                                    NO LOAD
                              mutual funds of the
                           Merriman Investment Trust



The Merriman Investment Trust (the "Trust") is a no load, diversified, open-end investment company offering investors a variety of investment objectives from which to choose. Shares of the Funds are offered "No Load", which means investors pay no sales charges, either directly or indirectly.

Shares of the Funds are not issued or guaranteed by the United States Government and there can be no assurance given that the Funds will attain their objectives.

This prospectus provides you with the basic information you should know before investing in the Funds. You should read it and keep it for future reference. A Statement of Additional Information, dated January 2, 1997, containing additional information about the Trust and the Funds has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Trust's address is 1200 Westlake Avenue North, Seattle, Washington 98109, and its telephone number is 1-800-423-4893. A copy of the Statement of Additional Information may be obtained at no charge by calling the Trust.


                                   PROSPECTUS
                                JANUARY 2, 1997



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    SYNOPSIS

The Merriman Investment Trust is a professionally managed, open-end, diversified investment company offering five funds from which investors may choose, the Merriman Flexible Bond Fund (the "Flexible Bond Fund"), the Merriman Growth & Income Fund (the "Growth & Income Fund"), the Merriman Capital Appreciation Fund (the "Capital Appreciation Fund"), the Merriman Asset Allocation Fund (the "Asset Allocation Fund") and the Merriman Leveraged Growth Fund (the "Leveraged Growth Fund"). THE OBJECTIVES OF THE FLEXIBLE BOND FUND are income, preservation of capital and, secondarily, growth of capital. See "The Flexible Bond Fund," page 7. THE OBJECTIVES OF THE GROWTH & INCOME FUND are long-term growth of capital, income and, secondarily, preservation of capital. See "The Growth & Income Fund," page 8. THE OBJECTIVE OF THE CAPITAL APPRECIATION FUND is capital appreciation. See "The Capital Appreciation Fund," page 8. THE OBJECTIVES OF THE ASSET ALLOCATION FUND are high total return consistent with reasonable risk. The Asset Allocation Fund allocates its investments among four market segments: equities, fixed income, foreign, and gold. See "The Asset Allocation Fund", page
9. THE OBJECTIVE OF THE LEVERAGED GROWTH FUND is capital appreciation through the use of leverage and other investment practices. See "The Leveraged Growth Fund," page 10.

In seeking to achieve its investment objectives, each Fund has adopted a policy of concentrating (investing more than 25% and up to 100% of the value of its total assets) in the shares of other investment companies. Each Fund, however, reserves the right to make direct investments (up to 75% of the value of the it's total assets) in the securities of issuers other than investment companies whenever the Investment Manager believes direct investment will result in a higher likelihood of achieving the Fund's investment objectives.

Market timing strategies and other investment techniques, including hedging, are utilized by all five Funds, primarily in an attempt to reduce market risk and, secondarily, to generate income from option premiums and gains resulting from hedging strategies. The investment objectives and policies of the Funds, unless otherwise stated herein, are not considered fundamental and may be changed by the Board of Trustees without the prior consent of the holders of a majority of the Fund's outstanding shares. Shareholders would be notified in writing, however, prior to a material departure from the stated objectives and policies. Such changes may result in a Fund having investment objectives different from the objectives which the shareholder considered appropriate at the time of investment in the Fund. The Funds are designed for long-term investors, including use of the shares as a funding vehicle for tax-deferred retirement plans. (See "Investment Objectives and Policies", page 7, "Market Timing Strategy", page 13, and "Hedging Strategies; Options and Futures Contracts", page 15).

RISK FACTORS

The Funds use market timing and hedging strategies. To the extent market timing and hedging strategies are used in managing the Funds, investors could be worse off than if they had not been used if the Investment Manager is wrong in its expectations about interest rate or market trends and the consequential deployment of Fund assets. See "Market Timing Strategy," page 13 and "Market Timing and Hedging," page 17, for more information.

The Funds concentrate their investments in the shares of other investment companies. Consequently, in addition to paying the operational costs of the Funds, shareholders also indirectly pay a portion of the operational costs of such underlying investment companies. Such double-tired costs would not be incurred if shareholders owned the underlying funds directly. Federal regulations on the amount which may be invested in a single investment company may limit the Funds' investment in what the Investment Manager considers to be the most desirable companies. Also, the Fund has no knowledge or control over the day-to-day investment activities of underlying investment companies and their management's investment decisions may not correlate with the expectations of the Investment Manager. See "Investment Company Securities," page 17.

Since the Flexible Bond Fund's assets are normally invested in "interest-sensitive securities," the Fund's net asset value can be expected to vary inversely with changes in market interest rates. The Flexible Bond Fund and, to a lesser extent, the Growth & Income and Asset Allocation Funds may invest, directly or through investment companies, in what are commonly referred to as "junk bonds." Such securities are speculative investments which carry greater risks than higher quality debt securities. See "Fixed Income Securities," page 16.

The Leveraged Growth Fund may borrow for investment purposes. Such borrowing, commonly called leverage, is a speculative practice and involves greater risk and expense than that incurred by many other funds having long-term growth as their objective. See "Leverage," page 18.

There are other risks associated with the Funds' investment policies, including income tax related risks and potentially higher than normal transaction costs. See "Risk Factors," page 16, for a more detailed description of the risks associated with investment in the Funds.

INVESTMENT MANAGER

Merriman Investment Management Company serves as the Funds' Investment Manager, providing overall management and supervision of Fund assets as well as administrative services and facilities. The fee for these services, based on average daily net assets, is computed monthly at the annual rate of 1% for the Flexible Bond Fund and 1% for the Growth & Income, Capital Appreciation, Asset Allocation and Leveraged Growth Funds. These fees are higher than that paid by most investment companies (See "Operations", page 28).

HOW TO PURCHASE SHARES

Shares are offered "No Load", which means that shares are sold without the imposition of a sales commission, through the Transfer Agent, Firstar Trust Co. The minimum initial purchase in each Fund is $2,000; subsequent investments must be at least $100. (See "How to Buy Shares", page 20). Shares may be purchased by individuals or organizations and may be appropriate for use in tax-sheltered Retirement Plans and Systematic Withdrawal Plans. (See "Other Shareholder Services", page 25).

HOW TO REDEEM

There is no charge for redemptions. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by the Transfer Agent. A shareholder who submits appropriate written authorization may, by a telephone call, redeem shares or exchange shares (in amounts of $1,000 or more) for shares of any Fund offered by this prospectus or shares of the Portico U.S. Government Money Market Fund, the Portico Money Market Fund or the Portico Tax-Exempt Money Market Fund. The Transfer Agent charges a fee of $5.00 for each exchange. There is no charge for telephone redemptions (See the "Synopsis of Costs and Expenses", below, "How to Sell Shares", page 22, and "Exchange Privilege", page 24).

DIVIDENDS AND DISTRIBUTIONS

Net investment income is distributed quarterly. Net capital gains, if any, are distributed annually. Shareholders may elect to receive dividends and distribu-tions in cash or they may be reinvested in additional Fund shares. (See "Divid-ends, Capital Gains Distributions and Taxes", page 26).

                         SYNOPSIS OF COSTS AND EXPENSES
                       SHAREHOLDER TRANSACTION EXPENSES:
                               Exchange Fee $5.00

                         ANNUAL FUND OPERATING EXPENSES
                        (As a percentage of net assets):


                                Flexible            Growth &            Capital            Asset            Leveraged
                                  Bond               Income           Appreciation       Allocation           Growth
                                  Fund                Fund                Fund              Fund               Fund
                                  ----                ----                ----              ----               ----
Management Fees
 (after reimbursements)           1.00%               1.25%               1.25%             1.25%              1.25%

Other Expenses                    0.49%               0.52%               0.59%             0.57%              0.50%

Interest Expense                  0.00%               0.00%               0.00%             0.00%              1.95%
                                  ----                ----                ----              ----               ----
Total Fund
  Operating Expense               1.49%               1.77%               1.84%             1.82%              3.70%
                                  ====                ====                ====              ====               ====


EXAMPLE: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, WHETHER OR
NOT YOU REDEEM AT THE END OF THE PERIOD, ASSUMING A 5% ANNUAL RETURN.

1 year                             $15                 $18                 $19               $18                $37

3 years                             47                  56                  58                57                113

5 years                             81                  96                 100                99                191

10 years                           178                 208                 216               214                395

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. The Funds do not charge for redemptions or exchanges, but the Transfer Agent charges an exchange fee, shown in the table. See "Exchange
Privilege", page 25, for details. See "Management", page 28, for more information about the fees and costs of operating the Funds. Because of anticipated borrowing and related interest expense, total fund operating expenses may be higher for the Leveraged Growth Fund than other funds that do not use leverage. THE EXAMPLE SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The information contained in the tables below for the last five fiscal years ended September 30, 1996, have been audited by Tait, Weller & Baker, independent accountants, whose report appears in the Funds' 1996 Annual Report (incorporated herein by reference), which may be obtained without charge from the Trust.


MERRIMAN FLEXIBLE BOND FUND

For a share outstanding throughout each fiscal year ended September 30,
                                                1996       1995       1994       1993       1992       1991       1990      1989(1)
                                                ----       ----       ----       ----       ----       ----       ----      -------
NET ASSET VALUE, BEGINNING OF PERIOD          $10.23      $9.94     $10.97     $10.78     $10.19      $9.84     $10.30    $10.00
                                              ------      -----     ------     ------     ------      -----     ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.63       0.55       0.42       0.52       0.66       0.60       0.61      0.50
Net gains or (losses) on securities
 (both realized and unrealized)                 0.13       0.29      (0.37)      0.65       0.59       0.37      (0.28)     0.29
                                                ----       ----      -----       ----       ----       ----      -----      ----
Total from investment operations                0.76       0.84       0.05       1.17       1.25       0.97       0.33      0.79
                                                ----       ----       ----       ----       ----       ----       ----      ----
LESS DISTRIBUTIONS:
Dividends (from investment income)             (0.63)     (0.55)     (0.42)     (0.52)     (0.66)     (0.62)     (0.61)    (0.49)
                                               -----      -----      -----      -----      -----      -----      -----     -----
Distributions (from capital gains)                 -          -      (0.66)     (0.46)         -          -      (0.18)        -
                                               -----      -----      -----      -----                            -----
Total distributions                            (0.63)     (0.55)     (1.08)     (0.98)     (0.66)     (0.62)     (0.79)    (0.49)
NET ASSET VALUE, END OF PERIOD                $10.36     $10.23      $9.94     $10.97     $10.78     $10.19      $9.84    $10.30
                                              ======     ======      =====     ======     ======     ======      =====    ======

Total return                                    7.62%      8.63%      0.36%     11.61%     12.65%     10.14%      3.27%     8.10%
                                                ----       ----       ----      -----      -----      -----       ----      ----
Net assets, end of period ($000)              $8,661     $8,592    $10,542    $12,917    $11,175    $11,085     $9,905    $6,698
Ratio of expenses to average net assets*        1.49%      1.50%      1.50%      1.54%      1.51%      1.55%      1.56%     1.50%
Ratio of net income to average net assets*      6.05%      5.17%      3.89%      4.91%      6.26%      6.03%      6.41%     7.14%
Portfolio turnover rate*                      139.77%    291.46%    472.49%    272.87%      2.92%    202.06%    234.29%   269.50%


MERRIMAN GROWTH & INCOME FUND
For a share outstanding throughout each fiscal year ended September 30,
                                                1996       1995       1994       1993       1992       1991       1990      1989(2)
                                                ----       ----       ----       ----       ----       ----       ----      -------
NET ASSET VALUE, BEGINNING OF PERIOD          $11.32     $10.86     $10.92     $11.58     $11.37     $10.49     $10.84    $10.00
                                              ------     ------     ------     ------     ------     ------     ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.27       0.24       0.11       0.11       0.19       0.27       0.41      0.21
Net gains or (losses) on securities
 (both realized and unrealized)                 1.02       1.29      (0.04)      0.44       0.21       1.00      (0.33)     0.83
                                                ----       ----      -----       ----       ----       ----      -----      ----
Total from investment operations                1.29       1.53       0.07       0.55       0.40       1.27       0.08      1.04
                                                ----       ----       ----       ----       ----       ----       ----      ----
LESS DISTRIBUTIONS:
Dividends (from net investment income)         (0.27)     (0.21)     (0.13)     (0.09)     (0.19)     (0.27)     (0.41)    (0.20)
Distributions (from realized capital gains)    (0.69)     (0.86)         -      (1.12)         -      (0.12)     (0.02)        -
                                               -----      -----                 -----                 -----      -----
Total distributions                            (0.96)     (1.07)     (0.13)     (1.21)     (0.19)     (0.39)     (0.43)    (0.20)
                                               -----      -----      -----      -----      -----      -----      -----     -----
NET ASSET VALUE, END OF PERIOD                $11.65     $11.32     $10.86     $10.92     $11.58     $11.37     $10.49    $10.84
                                              ======     ======     ======     ======     ======     ======     ======    ======

Total return                                   12.18%     15.41%      0.62%      4.86%      3.52%     12.37%      0.80%    10.41%
                                               -----      -----       ----       ----       ----      -----       ----     -----
Net assets, end of period ($000)              $8,702     $9,348    $10,701    $16,778    $21,554    $19,859    $14,870    $9,091
Ratio of expenses to average net assets*        1.77%      1.76%      1.90%      1.69%      1.60%      1.71%      1.83%     2.00%
Ratio of net income to average net assets*      2.33%      2.10%      0.87%      0.93%      1.64%      2.47%      4.16%     4.12%
Portfolio turnover rate*                      133.00%     78.64%    240.27%    200.67%     90.71%    148.99%    329.00%    48.19%


MERRIMAN CAPITAL APPRECIATION FUND
For a share outstanding throughout each fiscal year ended September 30,
                                                1996       1995       1994       1993       1992       1991       1990      1989(3)
                                                ----       ----       ----       ----       ----       ----       ----      -------
NET ASSET VALUE, BEGINNING OF PERIOD          $11.69     $10.82     $11.63     $11.52     $11.43      $9.78     $10.43    $10.00
                                              ------     ------     ------     ------     ------      -----     ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.18       0.09       0.19       0.00       0.27       0.22       0.48      0.08
Net gains or (losses) on securities
 (both realized and unrealized)                 0.38       1.56      (0.38)      1.29       0.09       1.66      (0.65)     0.43
                                                ----       ----      -----       ----       ----       ----      -----      ----
Total from investment operations                0.56       1.65      (0.19)      1.29       0.36       1.88      (0.17)     0.51
                                                ----       ----      -----       ----       ----       ----      -----      ----
LESS DISTRIBUTIONS:
Dividends (from net investment income)         (0.23)     (0.07)     (0.16)     (0.04)     (0.27)     (0.23)     (0.48)    (0.08)
Distributions (from realized capital gains)    (1.09)     (0.71)     (0.46)     (1.14)         -          -          -         -
                                               -----      -----      -----      -----
Total distributions                            (1.32)     (0.78)     (0.62)     (1.18)     (0.27)     (0.23)     (0.48)    (0.08)
                                               -----      -----      -----      -----      -----      -----      -----     -----
NET ASSET VALUE, END OF PERIOD                $10.93     $11.69     $10.82     $11.63     $11.52     $11.43      $9.78    $10.43
                                              ======     ======     ======     ======     ======     ======      =====    ======

Total return                                    5.69%     16.43%     (1.64%)    11.69%      3.14%     19.49%     (1.67%)    5.10%
Net assets, end of period ($000)             $16,665    $22,205    $25,579    $39,037    $43,704    $45,629    $18,109    $8,838
Ratio of expenses to average net assets*        1.84%      1.78%      1.58%      1.51%      1.46%      1.48%      1.53%     1.50%
Ratio of net income to average net assets*      1.74%      0.80%      1.70%      0.04%      2.48%      1.73%      4.79%     3.63%
Portfolio turnover rate*                      254.77%    146.40%    344.25%    241.90%    122.09%    118.51%    429.44%    15.03%


MERRIMAN ASSET ALLOCATION FUND
For a share outstanding throughout each fiscal year ended September 30,
                                                1996       1995       1994       1993       1992       1991       1990      1989(3)
                                                ----       ----       ----       ----       ----       ----       ----      -------
NET ASSET VALUE, BEGINNING OF PERIOD          $11.21     $11.22     $11.97     $10.74     $10.82     $10.04     $10.46    $10.00
                                              ------     ------     ------     ------     ------     ------     ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.30       0.25       0.19       0.10       0.31       0.32       0.50      0.09
Net gains or (losses) on securities
 (both realized and unrealized)                 0.50       0.62       0.15       1.76      (0.08)      0.78      (0.42)     0.45
                                                ----       ----       ----       ----      -----       ----      -----      ----
Total from investment operations                0.80       0.87       0.34       1.86       0.23       1.10       0.08      0.54
                                                ----       ----       ----       ----       ----       ----       ----      ----
LESS DISTRIBUTIONS:
Dividends (from net investment income)         (0.16)     (0.25)     (0.20)     (0.10)     (0.31)     (0.32)     (0.50)    (0.08)
Distributions (from realized capital gains)    (0.24)     (0.63)     (0.89)     (0.53)         -          -          -         -
                                               -----      -----      -----      -----
Total distributions                            (0.40)     (0.88)     (1.09)     (0.63)     (0.31)     (0.32)     (0.50)    (0.08)
                                               -----      -----      -----      -----      -----      -----      -----     -----
Net asset value, end of period                $11.61     $11.21     $11.22     $11.97     $10.74     $10.82     $10.04    $10.46
                                              ======     ======     ======     ======     ======     ======     ======    ======

Total return                                    7.41%      8.49%      2.91%     18.11%      2.13%     11.17%      0.75%     5.40%
Net assets, end of period ($000)             $17,733    $22,632    $29,984    $29,492    $26,508    $28,350    $22,612    $9,169
Ratio of expenses to average net assets*        1.82%      1.76%      1.56%      1.52%      1.52%      1.52%      1.53%     1.50%
Ratio of net income to average net assets*      2.53%      2.11%      1.63%      0.85%      2.87%      3.03%      5.01%     3.88%
Portfolio turnover rate*                      204.55%    288.45%    449.55%    225.96%    132.56%    311.62%    415.73%    56.44%


MERRIMAN LEVERAGED GROWTH FUND
For a share outstanding throughout each fiscal year ended September 30,
                                                1996       1995       1994       1993       1992(4)
                                                ----       ----       ----       ----       -------
NET ASSET VALUE, BEGINNING OF PERIOD           $12.30    $10.42     $10.41     $10.04     $10.00
                                               ------    ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    (0.08)    (0.04)      0.07       0.06       0.04
Net gains on securities
 (both realized and unrealized)                  0.84      2.33       0.03       0.37          -
                                                 ----      ----       ----       ----
Total from investment operations                 0.76      2.29       0.10       0.43       0.04
                                                 ----      ----       ----       ----       ----
LESS DISTRIBUTIONS:
From net investment income                          -     (0.07)     (0.09)     (0.06)         -
From realized capital gains                     (0.76)    (0.34)         -          -          -
                                                -----     -----
Total distributions                             (0.76)    (0.41)     (0.09)     (0.06)         -
                                                -----     -----      -----      -----
Net asset value, end of period                 $12.30    $12.30     $10.42     $10.41     $10.04
                                               ======    ======     ======     ======     ======

Total return                                     6.85%    22.85%      0.91%      4.32%      0.40%
                                                 ----     -----       ----       ----       ----
Net assets, end of period ($000)              $15,694    $9,686     $5,459     $5,879     $3,577
Ratio of expenses to average net assets* (A)     3.70%     2.82%      2.06%      2.03%      2.08%
Ratio of net income (loss)
  to average net assets*                        (0.78)%   (0.68)%     0.62%      0.65%      1.09%
Portfolio turnover rate*                       247.36%    87.50%    379.64%    130.68%         -

Information relating to outstanding debt during the fiscal years ended Sept. 30,

                                                 1996       1995       1994       1993       1992(4)
                                                 ----       ----       ----       ----       -------
Amount of debt outstanding
 at end of period ($000)                       $5,800     $4,000          -          -          -
Average amount of debt
 outstanding during the period ($000)          $2,981       $780        $60          -          -
Average number of shares
 outstanding during the period (000)            1,157        657        543        524        209
Average amount of debt
 per share during the period                     $2.58     $1.19      $0.11          -          -


Notes to Financial Highlights:

*   Annualized for all periods of less than one year.
(1) For the period October 6, 1988 (commencement of operations) to September 30, 1989
(2) For the period December 29, 1988 (commencement of operations) to September 30, 1989
(3) For  the period  May 2, 1989 (commencement  of  operations) to September 30,
    1989
(4) For the period May 27, 1992 (commencement of  operations)  to September  30,
    1992
(A) Expenses include interest expense of 1.95% and 1.01% for 1996 and 1995, respectively

                       INVESTMENT OBJECTIVES AND POLICIES


The Merriman Investment Trust (the "Trust") is a registered, open-end, diversified, management investment company which offers investors five funds from which to choose, the Merriman Flexible Bond Fund ("Flexible Bond Fund"), the Merriman Growth & Income Fund ("Growth & Income Fund"), the Merriman Capital Appreciation Fund ("Capital Appreciation Fund"), the Merriman Asset Allocation Fund ("Asset Allocation Fund") and the Merriman Leveraged Growth Fund ("Leveraged Growth Fund"). Investors may invest in one or more Funds as they see fit. The Funds are designed for long-term investors, including those who wish to use the shares as a funding vehicle for tax-deferred retirement plans. The investment objectives and policies of each Fund, unless otherwise stated, are not considered fundamental and may be changed by the Board of Trustees without prior consent of the holders of a majority of the Fund's shares. Shareholders would be notified in writing, however, prior to a material departure from the stated objectives and policies. Such changes may result in a Fund having investment objectives different from the objectives which the shareholder considered appropriate at the time of investment in the Fund.

                              CONCENTRATION POLICY

Each Fund has adopted a policy of concentrating (investing more than 25% and up to 100% of the value of its total assets) in the shares of other investment companies, sometimes referred to herein as "mutual funds." Investment company candidates for inclusion in a Fund's portfolio will have investment objectives and policies believed by the Investment Manager to be consistent with and, indeed, most likely to help the Fund achieve its investment objectives. Each Fund also may make direct investments (up to 75% of the value of the it's total assets) in the securities of issuers other than investment companies whenever the Investment Manager believes direct investment will result in the best likelihood of achieving the Fund's investment objectives. Please see the individual Fund descriptions, below, for a description of the types of investment company and direct investments each Fund will make, as well as "Investing in Investment Companies", page 11.

                             THE FLEXIBLE BOND FUND

THE OBJECTIVES OF THE FLEXIBLE BOND FUND ARE INCOME, PRESERVATION OF CAPITAL AND, SECONDARILY, GROWTH OF CAPITAL. The investment companies qualifying for inclusion in the Flexible Bond Fund's portfolio may invest in all types of debt securities, including bonds, notes, mortgage securities, government and government agency obligations, zero coupon securities, convertible securities, repurchase agreements and preferred stocks. The Fund may also make direct investments in all of the foregoing except that it will not invest directly in convertible securities and preferred stocks (See "Fixed Income Strategy", page
13).

Generally, the Fund seeks to have the majority of its assets invested, either directly or through mutual funds, in U.S. Government Securities or in Investment Grade corporate bondsthose rated "A" or better by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). But the Fund is flexible as to its mix of portfolio securities with respect to issuer, type, maturity, and quality. The Fund will seek to invest, either directly or through mutual funds, in those segments of the fixed-income market which, in the opinion of the Investment Manager, afford the greatest opportunities to achieve the Fund's objectives. From time to time the Fund may emphasize long, intermediate or short maturities, higher or lower yields or quality, U.S. government, domestic or foreign market segments. Based upon information available to the Investment Manager relating to the portfolio mix of the investment companies in which the Fund invests, the Fund seeks to limit its direct and indirect investments in Lower-Rated debt securities (those rated below "A" by Moody's or S&P) to no more than 25% of its total assets, and in the securities of foreign issuers to no more than 35% of its total assets. Direct investment in the securities of foreign issuers and Lower Rated debt securities will each be limited to 5% of the Fund's total assets. American Depository Receipts ("ADR's") are not considered to be securities of foreign issuers. (ADR's are foreign securities denominated in U.S. dollars and traded in U.S. securities markets.) Up to 10% of its total assets may be invested in zero-coupon securities (see "Zero Coupon Bonds", page 12) and up to 35% of its total assets in high quality money market instruments, as described on page 11. Please see "U.S. Government Securities," page 10, and "Fixed Income Strategy," page 13, for descriptions of specific securities in which the Fund may invest.

In furtherance of its capital preservation objective, the Fund attempts to avoid some of the risks associated with investment in a portfolio of debt securities by diversifying its portfolio and by investing in other mutual funds which also diversify their portfolios. The Fund also employs market timing and hedging strategies, as described under "Marketing Timing Strategy," page 13. For the purpose of hedging its investment portfolio, and subject to the investment restrictions set forth on page 19, the Fund may purchase and sell options on U.S. Government Securities and may purchase and sell futures contracts on U.S. Government Securities and options thereon (see "Hedging Strategies; Options and Futures Contracts", page 15).

                            THE GROWTH & INCOME FUND

THE OBJECTIVES OF THE GROWTH & INCOME FUND ARE LONG-TERM GROWTH OF CAPITAL, INCOME AND, SECONDARILY, PRESERVATION OF CAPITAL. The investment companies qualifying for inclusion in the Growth & Income Fund's portfolio will generally include those having investment objectives of growth, growth & income and income. They may invest in common stocks, bonds and securities convertible into common stocks, both domestic and foreign. They may emphasize large or small capitalization securities, securities traded on securities exchanges or over-the-counter, and higher quality or lower quality securities. The Fund may also make direct investments in equity securities, including those which do not pay a dividend (see "Equity Strategy", page 13), and debt securities (See "Fixed Income Strategy", page 13). Direct investment in the securities of foreign issuers and Lower Rated debt securities will each be limited to 5% of the Fund's total assets. For this purpose, American Depository Receipts ("ADR's") and shares of mutual funds investing in the securities of foreign issuers are not considered to be securities of foreign issuers. (ADR's are foreign securities denominated in U.S. dollars and traded in U.S. securities markets.) All investments selected for inclusion in the Fund's portfolio will, in the Investment Manager's opinion, offer the best available prospectswhen taken as a wholefor long-term growth of capital and income.

To preserve capital, its secondary objective, the Fund diversifies its portfolio in an attempt to diminish the risk of owning individual securities. The investment companies in which the Fund invests also diversify their portfolios. In addition, the Fund utilizes market timing and hedging strategies, described under "Market Timing Strategy", page 13, in an attempt to diminish market risk. The Fund may invest up to 10% of its total assets in zero-coupon securities (see "Zero Coupon Bonds", page 12) and up to 35% of the Fund's total assets in U.S. Government Securities and high quality money market instruments, as described on pages 10 and 11. The Fund may also, subject to the Investment Restrictions on page 19, purchase options on stocks and stock indices, sell covered call and put options on stocks and stock indices and purchase and sell stock index futures and options thereon in an attempt both to protect the value of portfolio securities and to generate premium income to the Fund.

                         THE CAPITAL APPRECIATION FUND

THE OBJECTIVE OF THE CAPITAL APPRECIATION FUND IS CAPITAL APPRECIATION. Investment companies qualifying for inclusion in the Capital Appreciation Fund's portfolio will generally have growth or aggressive growth as their principal objective. They may invest in common stocks or securities convertible into common stocks, both domestic and foreign. They may emphasize large or small capitalization securities traded on securities exchanges or over-the-counter. The Fund may also make direct investments in individual equity securities (see "Equity Strategy," page 13) and in mutual funds having other than growth or aggressive growth objectives if, in the opinion of the Investment Manager, such investments would enhance the ability of the Fund to achieve its objective of capital appreciation. For example, "interest rate sensitive" stocks (or mutual funds investing therein) may offer greater opportunities for capital appreciation during periods of declining interest rates than many growth oriented stocks. An investment is "interest rate sensitive" if its market value is affected by changes in market interest rates. Current income, while it may result from some of the investment strategies used by the Fund, will not be considered as a significant factor in the selection of securities for investment by the Fund. Direct investment in the securities of foreign issuers will be limited to 5% of the Fund's total assets. For this purpose, American Depository Receipts ("ADR's") and shares of mutual funds investing in the securities of foreign issuers are not considered to be the securities of foreign issuers. (ADR's are foreign securities denominated in U.S. dollars and traded in U.S. securities markets.) Under normal circumstances at least 65% of the assets of the Fund will be invested in (a) mutual funds having growth or aggressive growth as their principal investment objective and (b) common stocks which, in the opinion of the Investment Manager, present opportunities for capital appreciation.

The Investment Manager believes that preservation of capital plays a vital role in achieving capital appreciation. The Fund will therefore diversify its portfolio to attempt to diminish the risk of owning individual securities. The investment companies in which the Fund invests also diversify their portfolios. In addition, the Fund utilizes market timing and hedging strategies, described under "Market Timing Strategy", page 13, in an attempt to diminish market risk. As to the assets of the Fund not invested pursuant to the 65% policy, the Fund may invest up to 35% of its assets in high quality money market instruments, described on page 11, investment companies having objectives other than growth or aggressive growth and may, subject to the Investment Restrictions, page 19, utilize hedging instruments, limited to: purchasing options on stocks and stock indices, writing (selling) covered call and put options on stocks and stock indices and purchasing and selling stock index futures and options thereon. Some income may be generated by the use of hedging strategies, but the primary purpose will be to hedge the Fund's portfolio. Hedging instruments will not be used for speculative purposes, nor will investments be made in mutual funds which utilize hedging instruments for speculative purposes.

                           THE ASSET ALLOCATION FUND

THE OBJECTIVES OF THE ASSET ALLOCATION FUND ARE HIGH TOTAL RETURN CONSISTENT WITH REASONABLE RISK. By "total return", the Fund means return from all sources, including current income, such as interest and dividends, and capital gains. In seeking to secure its objective, the Fund allocates its assets for investment, either directly or through mutual funds, among four market segments: equities, fixed income, foreign, and gold (the gold segment includes the securities of companies principally engaged in mining, processing or distributing gold and other precious metals).

The Fund remains flexible with respect to the percentage allocation of its portfolio to each market segment, but can generally be expected to have the majority of its assets allocated to the equities and fixed income market segments. By allocating its investments in this manner, the Fund will not be exposed to the same degree of market risk as a fund which, for example, invests in only one of the foregoing market segments. Assets allocated to a particular market segment will generally be invested in the shares of one or more mutual funds which invest primarily in such segment. The Fund believes that such diversification will further reduce the risks to the Fund and its shareholders. Direct investments for the equities segment will be limited to domestic securities and will be selected as described under "Equity Strategy," page 13. Direct investments for the fixed income segment will be selected as described under "Fixed Income Strategy," page 13. Direct investment in Lower Rated debt securities will be limited to 5% of the Fund's total assets. Direct investments for the foreign and gold segments may include any proportion of equities or fixed income securities, depending upon the Investment Manager's judgment of where opportunities lie within those segments at any given time. Depending upon the type of security, selection will be based upon the equity or fixed income strategies referred to above. Because of certain risks associated with investing directly in the securities of foreign issuers, the Fund will limit such investments, if made, to 5% of the Fund's total assets. For this purpose, ADR's and shares of mutual funds investing in the securities of foreign issuers are not considered to be securities of foreign issuers.

The Fund employs the market timing and hedging strategies described under "Market Timing Strategy", page 13, and such strategies are employed separately as to each segment of the Fund's portfolio. Accordingly, when the Investment Manager believes that a particular market segment is subject to the risk of substantial decline, the Investment Manager may temporarily suspend the normal investment policies for that market segment and adopt a defensive investment strategy. Up to 100% of the Fund's assets allocated to a particular market segment may be hedged or liquidated and reinvested in high quality money market instruments, or both, until the Investment Manager determines that there no longer exists the risk of substantial market decline. Under such a defensive posture, the Fund would earn income from the money market and hedging instruments. It is possible that a defensive portfolio posture may be adopted for more than one market segment at the same time and, while the Investment Manager believes it is not likely, it is remotely possible, that 100% of the Fund's assets (all segments) could be deployed in a defensive manner at the same time.

In hedging the Fund's portfolio assets, the Fund may, subject to the Investment Restrictions, page 19, purchase and sell (write): (a) options on stocks and stock indices, stock index futures and options thereon, (b) options on U.S. Government Securities, futures contracts on U. S. Government Securities and options thereon and (c) options, futures contracts and options on futures contracts on commodities indices, currencies and currency indices. Any options written by the Fund must be fully "covered" options (see "Hedging Strategies; Options and Futures Contracts", page 15).

                           THE LEVERAGED GROWTH FUND

THE OBJECTIVE OF THE LEVERAGED GROWTH FUND IS CAPITAL APPRECIATION THROUGH THE USE OF LEVERAGE AND OTHER INVESTMENT PRACTICES. Except for its use of leverage, or borrowing, as described below, the investment policies of the Leveraged Growth Fund are the same as those of the Capital Appreciation Fund, described above.

Borrowing by the Fund. The Fund may borrow money for investment purposes as the Investment Manager deems appropriate. Such borrowing, commonly known as leverage, exaggerates the effect upon net asset valuation of increases and decreases in the market value of the Fund's portfolio. Accordingly, leverage will be utilized by the Fund in conjunction with its market timing strategy (see below) only when the Investment Manager believes a rising trend in the stock market, accompanied by little risk of decline, is strongly indicated. The Fund may pledge its portfolio securities to secure such loans and lenders will have recourse only against the Leveraged Growth Fund.

The Investment Company Act of 1940, as amended (the "1940 Act"), requires the Fund to maintain continuous asset coverage (that is, total assets including loans, less liabilities exclusive of loans) of 300% of the amount borrowed. Simply stated, the Fund may borrow up to $1 for each $2 of net assets. If market fluctuations or other reasons cause the 300% asset coverage to decline, the Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage. The timing of such a forced sale may be disadvantageous from an investment perspective.

                           OTHER INVESTMENT POLICIES

U.S. GOVERNMENT SECURITIES

"U.S. Government Securities", for the purpose of this prospectus, include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as: U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage
Association ("GNMA"), the Farmers Home Administration ("FmHA") and the Export-Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements or purchased or sold on a delayed delivery or when-issued basis, as described under "Repurchase Agreements", page 19, and "Delayed Delivery and When-Issued Securities", page 12.


Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates", representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Each Fund limits its investment in such Certificates to 5% of its total assets.

INVESTING IN INVESTMENT COMPANIES

Investment companies, commonly known as "mutual funds", sell their shares to many investors and, in turn, invest the money received in securities which are expected to achieve their stated investment objectives. There is a wide variety of investment objectives and approaches from which investors may choose among the more than 5,000 mutual funds in operation. By aggregating the investments of many investors, the investment companies are able to economically employ professional management in selecting investment securities and in pursuing their particular investment objective. Investors today hold stock and bond mutual fund shares worth in excess of two trillion dollars. Most mutual funds continually offer to redeem their shares at net asset value ("open-end companies"), but there are some that do not do so. The latter are referred to as "closed-end companies" and are traded on a national stock exchange or in the over-the-counter market. The operations of mutual funds and the sale and redemption of their shares are heavily regulated by federal and state securities regulatory authorities. Such regulation, of course, does not imply that a mutual fund will be successful in meeting its objectives.

Each of the Funds may invest in mutual funds and have adopted a policy of concentrating (investing at least 25% of their assets) in such securities. Among other policies adopted by the Funds are that no Fund may: (a) invest more than 25% of its total assets in the securities of mutual funds which themselves concentrate their investments in any one industry; (b) invest more than 25% of its total assets in any one mutual fund (see "Investment Restrictions", page
19); and (c) invest in any investment company not registered in the United States. Each Fund currently limits its investments in mutual funds to those which it may purchase without the imposition of sales commissions or redemption fees. The Investment Manager has advised the Trustees that, in its opinion, a sufficient selection of such mutual funds presently exists to meet the needs of the Funds for the foreseeable future. The Funds may in the future, however, authorize investment in mutual funds that do charge the Funds sales commissions or redemption fees, if such investment is deemed advisable in the judgment of the Trustees. Prior to implementing such a change of policy, the shareholders would be given at least 60 days' written notice and the Prospectus would be amended. The underlying mutual funds in which the Funds invest may incur distribution expenses in the form of "12b-1 fees."

Mutual funds in which the Funds invest may not necessarily share the same investment objectives as the Fund making the investment. The Investment Manager will, however, select mutual funds for inclusion in a Fund's portfolio based primarily upon the degree to which the Investment Manager believes they would enhance the Fund's ability to achieve its investment objectives. Screening begins with an analysis of the investment objectives, policies, and strategies of many investment companies in identifying potential candidates for investment. Candidates are then subjected to performance evaluation and other analyses deemed appropriate by the Investment Manager and ranked over various time periods. Strength of management, size, portfolio composition, and shareholder services offered are among other factors evaluated by the Investment Manager in selecting suitable mutual funds for inclusion in a Fund's portfolio.

HIGH QUALITY MONEY MARKET INSTRUMENTS

As a substitute for holding cash for temporary or defensive purposes, each Fund may invest in high quality money market instruments. High quality money market instruments mature in thirteen months or less from the date of purchase and may include any of the U.S. Government Securities, bankers acceptances and certificates of deposit of domestic branches of U.S. banks. Also included are variable amount demand master notes ("Master Notes") which, at the time of purchase, will be rated in the top two quality grades by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, if not rated, will be of equivalent quality in the judgment of the Fund's Investment Manager. Master Notes are unsecured obligations, which are redeemable upon demand. Master Notes permit the Funds to invest fluctuating amounts at varying rates of interest. Master Notes are purchased only through the Master Note program of the Funds' custodian bank, who acts as administrator thereof. Master Notes of any given issuer, together with any other securities of such issuer, will be limited to 5% of each Fund's total assets. Investment companies investing at least 80% of their assets in money market instruments, or which hold themselves out to be money market funds, are included in the definition of high quality money market instruments.

LENDING PORTFOLIO SECURITIES

In order to earn additional income on its portfolio securities, each Fund may lend up to 33% of the value of its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by collateral, consisting of cash or U.S. Government Securities, or any combination thereof, equal to not less than 100% of the market value, determined daily, of the securities loaned. Although the limitation on the amount of securities any Fund may lend is a fundamental policy, the particular practices followed in connection with such loans are not deemed fundamental and may be changed by the Board of Trustees without the vote of the Fund's shareholders.

DELAYED DELIVERY AND WHEN-ISSUED SECURITIES

The Flexible Bond, Growth & Income and Asset Allocation Funds may (but the Capital Appreciation and Leveraged Growth Funds may not) purchase or sell U.S. Government Securities on a delayed delivery basis or may purchase such securities on a when-issued basis. Such transactions arise when a Fund commits to sell or purchase securities with payment and delivery taking place in the future. The purpose, if done, is to attempt to secure a more advantageous price and/or yield to the Fund at the time of entering into the transaction than could be obtained on a similar transaction providing for normal settlement. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the delayed delivery and when-issued transaction was entered into. When a Fund engages in delayed delivery and when-issued transactions, the Fund relies on the seller or buyer, as the case may be, to consummate the transaction, and failure to consummate the transaction may result in the Fund missing the price or yield considered to be advantageous. Normally, such transactions may be expected to settle within three months from the date the transactions are entered into. However, no payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction. The Fund will deposit and maintain, in a segregated account with the Custodian, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. There is no Fund policy limiting delayed delivery and when-issued transactions.

ZERO COUPON BONDS

The Flexible Bond Fund and Growth & Income Fund may each invest up to 10% of their respective total assets in zero coupon U.S. Government Securities and domestic corporate bonds ("Zeros") in an attempt to realize growth of capital. Such securities do not make periodic interest payments, but are purchased at a discount from their face, or maturity, value. Thus, the holder of a Zero receives only the right to receive the face value upon maturity. The advantage of a Zero is that a fixed yield is earned on the invested principal and on all accretion of the discount from the date of purchase until maturity. A bond which makes a periodic interest payment, on the other hand, bears the risk that current interest payments, when received, must be reinvested at then-current yields, which could be higher or lower than that of the bond originally purchased. Zero's are subject to greater price volatility than current-interest bonds during periods of changing interest rates, more so with longer maturities. A disadvantage of investment in Zeros is that the Fund is obligated to recognize as interest income, on a current basis, the accretion of the discount from the date of purchase until the date of maturity or sale, even though no interest income is actually received in cash on a current basis. The Investment Manager will therefore invest in Zeros only when it believes that the overall benefit to shareholders will offset this disadvantage.

EQUITY STRATEGY

The Growth & Income, Capital Appreciation, Asset Allocation and Leveraged Growth Funds may invest in equity securities. Equity securities, generally, are common stocks and may include securities convertible into common stocks, such as convertible preferred stocks and convertible bonds. Equity securities are selected primarily as a result of a performance evaluation analysis from a data base of over 6,000 stocks. The analysis ranks stocks according to recent price movements, market capitalization, longer-term historical performance, earnings-per-share rankings and other technical considerations, the weighing of which may vary from time to time according to the judgment of the Investment Manager. Equities may include small or large capitalization issues, and may include the equities of domestic or foreign issuers. Common stocks selected may be dividend-paying or non-dividend-paying. Securities of foreign issuers will not exceed 5% of the respective total assets of any Fund. ADR's are not considered securities of foreign issuers.

FIXED INCOME STRATEGY

The Flexible Bond, Growth & Income and Asset Allocation Funds may invest in U.S. Government Securities. Selection is based upon the Investment Manager's judgment of yield spreads among issues and maturities, interest rate trends and availability. The Flexible Bond, Growth & Income and Asset Allocation Funds may also invest in other debt securities, and such securities will be selected by the Investment Manager based upon its assessment of their likelihood in enhancing the Fund's ability to achieve its investment objectives. Such securities include "Investment Grade" and "Lower Rated" debt securities. Investment Grade debt securities, for purposes of this prospectus, are debt obligations which are rated at the time of purchase no lower than "A" by Standard & Poor's Corporation ("S & P") or Moody's Investor's Services ("Moody's"). Lower Rated debt securities (so called "junk bonds"), for purposes of this prospectus, are securities which are rated lower than "A", but, in the case of the Growth & Income and Asset Allocation Funds, no lower than "B" by S & P or Moody's and, in the case of the Flexible Bond Fund, no lower than "CCC" by S&P or "Caa" by Moody's. Unrated securities will be classified by the Investment

Manager, in its judgment, according to their equivalent investment quality. Lower Rated bonds are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. S& P's BB and Moody's Baa ratings indicate the lowest degree of speculation and CCC or Caa the highest in which the Fund will invest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions. Direct investment in Lower Rated debt securities by each Fund will be limited to no more than 5% of each Fund's total assets. See the Statement of Additional Information for a more detailed description of Moody's and S&P's ratings.

                             MARKET TIMING STRATEGY

The Investment Manager attempts to significantly reduce market risk to each Fund by utilizing market timing strategies designed to avoid the risk of declining market cycles. Such strategies call for aggressive investing in the market in anticipation of and during rising market cycles and for liquidation of portfolio investments into high quality money market instruments in anticipation of and during declining market cycles. Hedging strategies may also be used in an attempt to mitigate risk and to generate additional income to the Funds during both rising and declining market cycles. The Investment Manager believes that by avoiding market declines, shareholders should experience greater overall returns. Of course, the timing of portfolio transactions in response to anticipated changes in interest rate or stock market trends is vitally important to the successful application of such strategies. The Investment Manager uses a two-fold approach to control the timing of portfolio transactions. The first and most important part of this two-fold approach is the use of the following computerized investment models:

THE MERRIMAN BOND SWITCH MODEL (the "Bond Model"), used for the Flexible Bond Fund and the fixed income portions of the Growth & Income and Asset Allocation Funds;

THE MERRIMAN EQUITY SWITCH MODEL (the "Equity Model"), used for the Capital Appreciation and Leveraged Growth Funds and the equity portions of the Growth & Income and Asset Allocation Funds;

THE MERRIMAN INTERNATIONAL FUND SWITCH MODEL (the "International Model"), used for foreign segments of the Funds; and

THE MERRIMAN GOLD SWITCH MODEL (the "Gold Model"), used for the gold segment of the Asset Allocation Fund.

The use of hedging strategies and other investments, discussed below, is the second part of the Investment Manager's approach. The Models are proprietary products of Paul A. Merriman & Associates, Inc., a company controlled by the Investment Manager's President.

While it intends to rely primarily upon the Models to assist in the control of portfolio transactions, such use is not a fundamental policy of any Fund. The Investment Manager will employ its own analyses of the factors affecting investment in U.S. Government Securities, other debt securities and equity securities and, at its discretion, may utilize its own analyses or alternative timing systems and strategies with or in place of the Models to manage Fund portfolio transactions. While no notice is required to be given to the shareholders, should a different timing system become the primary system used by the Investment Manager to control portfolio transactions of any Fund, shareholders would be notified and the Prospectus will be amended if such a change becomes permanent.

FIXED INCOME TIMING STRATEGY

Ideally, the goal of market timing for fixed income securities (the Flexible Bond Fund and portions of the Growth & Income and Asset Allocation Funds) is to be "fully invested" (holding only eligible securities maturing, generally, in 5 to 25 years or shares of investment companies investing in fixed income securities) when interest rates are expected to be stable or in a declining trend, and to be "uninvested" (holding only cash and high quality money market instruments) when interest rates are expected to be in a rising trend. The reason for this is that, in the opinion of the Investment Manager, the market value of debt securities maturing in 5 to 25 years tends to increase when interest rates decline and, conversely, tends to decrease when interest rates rise. By being fully invested when interest rates are declining or stable, the Investment Manager believes that the production of interest income will be maximized, and the potential for capital growth will be present as the market value of portfolio securities rises. Conversely, by holding only cash and high quality money market instruments when interest rates are rising, decreases in the market value of fixed income portfolio investments can be avoided while interest income continues to be earned on the money market investments.

The Bond Model is a computer-based, econometric analysis tool comprised of technically oriented methodologies which operates, basically, to generate buy and sell signals. The Bond Model generates buy and sell signals when interest rates and bond prices penetrate levels established by the Model's on-going technical and econometric analysis routines. When the Model detects that the interest rate trend is about to change to generally rising (and therefore, that bond prices are about to change to generally declining), a sell signal is generated. Conversely, if the Model detects that the interest rate trend is about to change to generally declining or stable (bond prices generally rising or steady), a buy signal is generated. Buy and sell signals generated by the Model would generally be utilized by the Investment Manager as follows:

Whenever a buy signal is generated, the Investment Manager will fully invest all of the Fund's assets (except for the maintenance of sufficient liquidity to meet redemption requests) in eligible securities maturing, generally, in 5 to 25 years and in shares of investment companies investing in fixed income securities, or will utilize hedging instruments as a temporary substitute for full investment. This fully invested portfolio position will be maintained until either a sell signal is generated by the Bond Model or until the Investment Manager determines that hedging strategies should be used in an attempt to protect invested assets from market decline. When a sell signal is generated the Investment Manager will switch to an uninvested position by liquidating the Fund's fully invested position into cash and high quality money market instruments or by hedging the Fund's investments. This high quality money market instruments portfolio composition will be maintained until either the next buy signal is generated or until the Investment Manager determines that the use of hedging strategies would be advisable in anticipation of a change in market direction.

EQUITY TIMING STRATEGY

The goal of market timing, for equity securities (the Capital Appreciation and Leveraged Growth Funds and portions of the Growth & Income and Asset Allocation Funds) is to vary the Fund's portfolio composition in accordance with stock market trends anticipated by the Investment Manager. Accordingly, the Fund will position its portfolio aggressively when a rising trend in the stock market, accompanied by little risk of decline, is strongly anticipated; conservatively when a more moderate rising trend in the stock market accompanied by an increasing risk of decline is anticipated; and defensively when a substantial risk of stock market decline is anticipated. A "substantial risk" of market decline exists when volatile or abnormal market conditions are anticipated because, for example, of rapidly accelerating inflation or interest rates, sharply declining stock markets or other volatile or unstable economic, financial or national security conditions.

The Investment Manager intends to use the Equity Model, a computer-based analysis tool which utilizes various technical market data such as stock and stock index price changes, market volume, momentum and other relevant technical and economic data, in implementing market timing strategy, generally, for equities. The Investment Manager intends to use the International Model and the Gold Model, which use similar technical data pertaining to investment companies or groups (indices) of investment companies, in implementing the market timing strategy for the Asset Allocation Fund as to portions of its portfolios relating to foreign and gold investments. None of the Models recommend or select specific securities for purchase or sale by the Funds, but the Models are limited to detecting trend changes in market price movement.

AN AGGRESSIVE PORTFOLIO POSITION would involve deploying all of the Fund's assets (except for the maintenance of sufficient liquidity to meet redemption requests) in equity securities (including the shares of mutual funds investing primarily in equity securities) to take advantage of a strongly anticipated rising market trend. The Investment Manager might also utilize hedging strategies as described below (i) as a temporary substitute for, or coupled with the purchase of equity securities, (ii) to seek to protect portfolio assets from the risk of unexpected market declines or (iii) in the case of the Growth & Income and Asset Allocation Funds only, to increase portfolio income. The Leveraged Growth Fund may employ leverage as part of its aggressive portfolio positioning.

A CONSERVATIVE PORTFOLIO POSITION would involve the investment of 65 to 70% of the Fund's total assets in eligible equity securities, with the remaining assets held in cash, high quality money market instruments and hedging instruments. Hedging strategies could also be utilized as described below in an effort to offset unexpected volatility in the value of portfolio securities or to generate additional income to the Fund, and up to 100% of the Fund's securities portfolio could be hedged. Leverage would be substantially curtailed or eliminated by the Leveraged Growth Fund when taking a conservative portfolio position.

A DEFENSIVE PORTFOLIO POSITION would involve investment of less than 65% of the Fund's total assets in eligible equity securities, with the remaining assets temporarily held in cash, high quality money market instruments and hedging instruments. Up to 100% of Fund assets may be hedged and/or withdrawn from the market and held in cash or high quality money market instruments. The Leveraged Growth Fund would not use leverage when positioned defensively.


HEDGING STRATEGIES; OPTIONS AND FUTURES CONTRACTS

The Investment Manager may employ the investment strategy of hedging, which is the purchase and sale of hedging instruments (options, futures contracts, options on futures contracts and combinations thereof) in an attempt to protect Fund assets from anticipated adverse market action. Hedging and the hedging instruments described below and in the Statement of Additional Information are used to generate gains (on the hedging instruments) which offset losses on other portfolio securities. As to the Flexible Bond, Growth & Income and Asset Allocation Funds, hedging strategies may also be used for the purpose of increasing income to the Fund through the receipt of premium income. No Fund will utilize hedging for speculative purposes or for leverage.

Subject to the limitations described in Investment Restrictions number (4), page 20, each Fund may: (a) purchase put and call options; (b) write covered put and call options; (c) purchase and sell futures contracts; and (d) purchase options on futures contracts and sell covered options thereon. See the Statement of Additional Information for a complete description of the Funds' hedging policies. Also see "Risk Factors, below, especially the section entitled "Market Timing and Hedging."

                                  RISK FACTORS

All investments bear some degree of risk. For this reason there can be no assurance that any Fund will be able to achieve its investment objectives. Each investor should evaluate his needs in light of the principal investment risks enumerated below.

Fixed Income Securities. Investors in the Flexible Bond, Growth & Income and Asset Allocation Funds are exposed to three types of risk associated with fixed income investment. Interest Rate Risk is the potential for bond prices to fluctuate when interest rates change. When interest rates rise, bond prices fall. When interest rates fall, bond prices rise. Interest Rate Risk increases as a Fund's average portfolio maturity increases. The following chart illustrates the probable effect of a 2% change in interest rates on three investment grade bonds of varying maturities:

                         PERCENT INCREASE (DECREASE) IN
                     THE PRICE OF A PAR BOND YIELDING 8.5%

        STATED                      2% INCREASES IN             2% DECREASES IN
       MATURITY                      INTEREST RATES              INTEREST RATES
       --------                      --------------              --------------
Short-Term (2.5 years)                    (4%)                         5%
Intermediate-Term (10 years)             (12%)                        15%
Long-Term (20 years)                     (17%)                        22%

Thus, to the extent a Fund is invested, directly or through mutual funds, in long-term maturities, its interest rate risk will be high. The Investment Manager invests in such securities only when it believes interest rates will be stable or declining. CREDIT RISK is associated with a borrower failing to make payments of interest and principal when due. A Fund's Credit Risk will increase as its overall portfolio quality decreases. Thus to the extent that a Fund is invested in high grade bonds and U.S. Government Securities, it will experience minimal credit risk, but to the extent it invests in lower quality bonds, its exposure to increased Credit Risk increases. CALL RISK for corporate bonds (or prepayment risk for mortgage-backed securities) is the possibility that borrowers will prepay (call) their debt prior to the scheduled maturity date, resulting in the necessity to reinvest the proceeds at lower interest rates. Call Risk generally occurs during declining interest rates and is greater when a Fund is invested in long-term maturities. Thus, the longer a Fund's average portfolio maturity is, accompanied by a decline in prevailing interest rates, the Call Risk will increase.

The Flexible Bond and Asset Allocation Funds seeks to limit its investments in Lower Rated securities (so called "Junk Bonds")either directly or through mutual funds to 25% and 10% resprectively of their assets. Direct investment by each Fund is limited to 5% of its respective assets. Lower Rated securities carry greater risks than Investment Grade securities and, to the extent the Fund owns Lower Rated securities, it will assume such increased risks. An economic downturn or increasing interest rates could have an adverse affect upon less financially secure issuers' ability to repay interest and principal and could result in increased "junk bond" defaults. High yield bonds have been found to be less sensitive to interest rate changes than Investment Grade issues, but more sensitive to adverse economic or corporate developments. The Call Risk associated with Lower Rated issues may be increased when the issuer's financial position improves, because of its potential to refinance its debt at lower rates, even when market interest rates are stable. Lower Rated issues may be thinly traded, which could pose increased difficulty for the Fund in valuation, because of less reliable, objective data available.

Each Fund attempts to minimize risk by diversifying its portfolio, by investing in other investment companies which also diversify and by limiting to 5% of total assets the extent to which each will make direct investments in Lower Rated securities. The Growth & Income and Asset Allocation Funds will not likely be as significantly affected by adverse bond market events as a Fund which invests most or all of its assets in fixed income securities. The Investment Manager will invest, directly or through mutual funds, in Lower Rated securities only if it believes the investment opportunity mitigates the assumed risk.

MARKET TIMING AND HEDGING. Risks associated with timing and hedging include the risk that the Investment Manager may be incorrect in its expectations of market or interest rate trends and the resulting deployment of a Fund's assets. In such case, the Fund could lose money depending upon the extent portfolio positions taken can be reversed, liquidated or hedged. The use of puts, calls and Futures Contracts entails risks, including the possibility that a liquid secondary market may not exist at the time when a Fund may desire to close out an option position. Trading in options and futures contracts might be halted at times when the securities markets are allowed to remain open. If a closing transaction cannot be effected because of the lack of a secondary market, the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised. Skills needed to trade options, futures contracts and options thereon are different than those needed to select equity or fixed income securities. The Investment Manager's officer (William L. Notaro) who will be responsible for hedging has substantial experience both in managing securities portfolios which trade in such hedging instruments and in executing such transactions in a broker/dealer environment.

An additional risk is that price movements in a Fund's portfolio will not correlate perfectly with the price changes in stock indices, futures contracts and options thereon, and the prices on Government Futures Contracts and options thereon may not move inversely with interest rates. At best, the correlation between changes in prices of (a) stock indices, futures contracts and options thereon ("hedging instruments") and (b) the portfolio securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for the hedging instruments and for related securities, including technical influences in the trading of hedging instruments and differences between the financial instruments or stocks being hedged and the instruments underlying the standard futures contracts available for trading. Such differences could be, in the case of hedging instruments on U.S. Government Securities, interest rate levels, maturities and credit-worthiness of issuers and, in the case of stock indices and hedging instruments on stock indices, quality, intrinsic value and volatility. The hours of trading of futures contracts may not conform to the hours during which the Funds may trade such securities. To the extent that the futures markets close before or after the U.S. Government Securities, bond or stock markets, significant price and rate movements can take place in the intervening time period that cannot be reflected in the market(s) first to close. Also, additional futures trading sessions may result in significant price movements, exercises of positions and margin calls at a time when the U.S. Government Securities and/or stock markets are not open. Consequently, if a Fund has entered into options on stock indices, futures contracts and/or options thereon to hedge portfolio securities positions there is a risk that the securities hedged may loose more value than is offset by the hedge instruments, resulting in a loss to the Fund.

INVESTMENT COMPANY SECURITIES. The Funds invest in the shares of other investment companies (such investments sometimes referred to as "underlying funds"). This involves certain risks which should be considered by investors. Although the Funds will invest in a number of underlying mutual funds, this practice will not eliminate all risks. By investing in underlying funds, investors indirectly pay a portion of the operating costs of the underlying funds. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than they would if they owned the underlying fund's shares directly. To offset potentially higher costs, the Investment Manager attempts to identify and invest in investment companies which have demonstrated historically superior performance and low operational costs. Through their investment in underlying funds, the Funds may indirectly invest more than 25% of their assets in one industry. Such indirect concentration of a Fund's assets may subject the shares of the Fund to greater fluctuation in value than would be the case in the absence of such concentration.

Federal and state securities laws impose limits on the investment company holdings of the Funds. Current limits are that a Fund, together with its affiliates, may not invest in an investment company if as a result the Fund and its affiliates (including the other Funds and the privately managed accounts of the Investment Manager and its affiliates) together own more than 3% of the total assets of the underlying fund. The Investment Manager will monitor the holdings of each Fund and of any such privately managed accounts in order to comply with the limitations. An underlying fund may, under the Investment Company Act of 1940, as amended (the "1940 Act"), elect not to redeem shares in excess of 1% of such underlying fund's outstanding shares during any period of less than 30 days. Therefore, should a Fund hold greater than 1% of an underlying fund's shares, the holdings in excess of 1% would be considered "not readily marketable securities" and, together with other such securities, would be subject to fundamental Fund policies limiting such holdings to 10% of that Fund's total assets. Because of these limitations, a Fund may not be able to purchase the shares of certain investment companies believed to be most desirable by the Investment Manager, but may have to seek alternate investments. An underlying fund may, under certain conditions, elect to effect redemptions ordered by the Funds by making payment partially or wholly in securities from its investment portfolio in lieu of cash payment ("in kind redemptions"). In such case, a Fund may retain the securities so received if the Investment Manager believes that it is advisable, whether or not the purchase of such securities would be permitted by the investment objectives and policies of the Fund. The Fund would, of course, incur brokerage and transaction costs in disposing of the securities so received.

The Investment Manager of the Funds has no control over, or day-to-day knowledge of, the investment decisions of the underlying funds. It is possible that the management of one underlying fund may be purchasing a particular security at or near the same time that the Fund or the management of another underlying fund is selling the same security. This would result in an indirect expense to the Fund without corresponding economic or investment benefit. The use of market timing and hedging strategies as related to a portfolio of underlying funds poses certain correlation problems in addition to the other risks of market timing and hedging described above. The Fund may invest in a mutual fund in anticipation of rising market prices while, at the same time, the underlying fund may be investing defensively. In such event, the Fund would lose the expected benefit of its ownership of the underlying fund either for as long as it retained its investment or until the management of the underlying fund repositioned its portfolio. See the Statement of Additional Information, "Investing in Investment Companies", for a description of the various investment strategies to be used by the underlying funds.

LEVERAGE. The Leveraged Growth Fund may borrow (use leverage) for investment purposes. The use of leverage is a speculative technique, involving risks not incurred by funds which do not employ leverage. The cost of borrowed money may fluctuate with changing market rates of interest. The Fund may have to pay commitment or other fees to maintain lines of credit or may be required to maintain minimum average loan or deposit balances. The costs of borrowing may partially or completely offset, or even be greater than, the return earned on the borrowed money. In addition, should leverage be employed during adverse market conditions the Fund could be forced to sell portfolio securities to make interest or principal payments at a time when it would not normally consider it advantageous to do so. This could result in higher than normal portfolio turnover, which usually generates additional brokerage commissions and expenses for the Fund. Leveraging, when employed, will tend to exaggerate the Fund's net asset value per share fluctuation. Net asset value per share will increase more when the Fund's portfolio assets increase in value and will decrease more when portfolio assets decrease in value than would be the case without leverage. This is because the Fund's increased investment asset basewhich fluctuatesis accompanied by a fixed obligation in connection with the borrowed money.

LENDING PORTFOLIO SECURITIES. Lending portfolio securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The Trust's Board of Trustees has adopted policies designed to minimize such risks.

TAX-RELATED RISKS. Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year. In order to so qualify, it must, among other things, (i) derive at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of stock or securities or options thereon, and (ii) derive less than 30% of its gross income from the sale or other disposition of stock or securities (or options thereon) held less than three months. Due to these limitations, each Fund will limit the extent to which it engages in, but will not be precluded from, (i) selling investments held for less than three months, whether or not they were purchased on the exercise of an option, (ii) purchasing or selling calls or puts which expire in less than three months, (iii) effecting closing transactions with respect to calls purchased or puts purchased less than three months previously, and (iv) exercising puts or calls held for less than three months. The Funds' shareholders may receive taxable capital gains distributions to a greater extent than would be the case if they invested directly in the underlying funds. See "Dividends, Capital Gains Distributions and Taxes", page 26.

REPURCHASE AGREEMENTS ("REPO'S"). Each Fund may invest in repurchase agreements with securities dealers or member banks of the Federal Reserve System. This involves the purchase by a Fund of U.S. Government Securities with the condition that after a stated period of time the original seller will buy back the same securities at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in government securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund holding the Repo will seek to sell the underlying securities, which action could involve costs or delays. In such cases, a Fund's ability to dispose of the securities to recover its investment may be restricted or delayed. To minimize this risk the securities underlying the repurchase agreement will be held by the Trust's Custodian, either physically or in book entry form, in an amount at least equal to the repurchase price under the agreement (including accrued interest thereunder). A Fund will only enter into repurchase agreements with parties meeting credit-worthiness standards established by the Trustees. Under the Trustees' general supervision, the Investment Manager monitors the credit-worthiness of such parties. In the event the other party to the repurchase agreement fails to repurchase the securities subject to such agreement, the Fund holding the Repo could suffer a loss to the extent proceeds from the sale of the securities subject thereto were less than the repurchase price.

Portfolio Turnover. Each of the Funds' historic portfolio turnover rates are shown under the caption "Financial Highlights," page 4. Due to the nature of each Fund's investment strategies involving the use of timing and hedging strategies, the Funds have no restrictions on portfolio turnover.

Portfolio turnover for all Funds will normally range from 100% to 300%. (A 100% turnover rate would occur, for example, if all of the securities in a Fund are replaced within a period of one year.) Rates in excess of 300% are a reflection of the Funds' disciplined response to volatile market conditions. There is generally a higher degree of risk associated with high portfolio turnover. While it is not the intent of the Funds to trade short term, the volatility of the stock markets and interest rates, together with the timing strategy employed by the Funds, may involve selling portfolio securities within twelve months of their purchase which could result in short-term gains and/or losses. As a result, transaction and brokerage costs will likely be higher for the Funds than those of other investment companies not employing timing and hedging techniques.

                            INVESTMENT RESTRICTIONS

In order to protect investors from certain investment and other risks, each Fund has adopted a number of investment restrictions which are considered fundamental in nature, meaning they cannot be changed without the approval of the holders of a "majority", as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the shares of the Fund. The principal restrictions, applying to each Fund, are that the Fund may not:

        (1) Issue senior securities, borrow money or pledge its assets, except that each Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes in amounts (taken at the lower of cost or current value) not exceeding 5% or, in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, 33.3% of its total assets (not including the amount borrowed) and may pledge its assets to secure such loans. So long as loans are outstanding, the Fund will not purchase any securities. For the purpose of this restriction, collateral arrangements and initial and variation margin with respect to the purchase and sale of delayed delivery and when-issued securities, futures contracts and options are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts or options are deemed to be the issuance of a senior security. In addition to the foregoing, the Leveraged Growth Fund may borrow for investment purposes as set forth elsewhere in the Prospectus and Statement of Additional Information;

        (2) Make loans of money or securities, except the Fund may (a) purchase debt obligations in accordance with its investment objectives and policies, (b) lend its portfolio securities (up to 33% of the value of its total assets) as permitted under the Investment Company Act of 1940, as amended, and (c) invest in repurchase agreements (but repurchase agreements having a maturity of longer than 7 days, together with illiquid assets, are limited to 10% of the Fund's total assets);

        (3) Purchase or sell commodities or commodity contracts, real estate or other interests in real estate except that the Fund may: invest in (a) securities secured by real estate, securities of companies which invest or deal in real estate; and (b) futures contracts and options thereon (subject to number 4, below); and

        (4) Write, purchase or sell puts, calls or combinations thereof, or purchase or sell futures contracts or related options, except that, with respect to the Flexible Bond Fund and the Asset Allocation Fund pertaining to U.S. Government Securities, all Funds except the Flexible Bond Fund pertaining to stocks and stock indices and the Asset Allocation Fund pertaining to commodities and currencies related to its portfolio securities, the Fund may: (a) purchase put and call options: (b) write covered put and call options provided that the aggregate value of the obligations underlying the put options will not exceed 50% of the net assets: (c) purchase and sell futures contracts; and (d) purchase options on futures contracts and sell covered options thereon, provided that the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets and the aggregate margin deposits required on all such futures contracts or options thereon held at any time do not exceed 5% of the Fund's total assets.

        (5) Invest more than 25% of the Fund's total assets in the securities of any one investment company, except as part of a merger, consolidation of other acquisition.

In order to qualify the Funds' shares for sale in certain state(s), the Funds have agreed that real estate limited partnership interests shall be restricted as though they were listed among the investments in restriction number (3), above. Other fundamental investment restrictions are listed in the Statement of Additional Information.

                               HOW TO BUY SHARES

There are no sales commissions charged to investors, which means that 100% of investors' money is used to buy shares. Assistance in opening accounts and Account Application Forms may be obtained from the Trust by calling toll-free, 1-800-423-4893, or by writing to the address shown on the cover. Payment for shares purchased should accompany the Account Application or purchase order as described herein. Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Transfer Agent in proper order and accepted by the Fund as indicated herein. All applications to purchase shares are subject to acceptance or rejection by authorized officers of the Fund and are not binding until accepted. The minimum initial investment in each Fund is $2,000 and payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. The Transfer Agent will charge a $20 fee, in addition to any loss sustained by the Fund, against any shareholder account whose check is returned as NSF (non-sufficient funds). It is the policy of the Funds not to accept applications under circumstances or in amounts considered disadvantageous to shareholders; for example, if an individual previously tried to purchase shares with a bad check, or the proper social security or tax identification number is omitted, the Fund reserves the right not to accept future applications from such individual. The Fund reserves the right to reject any application which does not include a certified social security or tax identification number. All orders received by the Transfer Agent, whether by mail or bank wire, prior to the close of trading (currently 4:00 p.m. New York time) on the New York Stock Exchange (the "Exchange") will purchase shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will purchase shares as of the next business day. See "How Net Asset Value is Determined", page 22. Orders may also be placed through a broker-dealer, who may charge you a fee for its services. The Funds do not consider the U. S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at Firstar Trust Company's post office box, of purchase applications or redemption requests does not constitute receipt by Firstar Trust Company or the Fund.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted unless you have applied for a social security or tax identification number and the application so indicates. The Trust is required to withhold taxes on all distributions and redemption proceeds if the number is not subsequently delivered to the Trust within 60 days.

REGULAR MAIL ORDERS

Please complete and sign the Account Application form accompanying this Prospectus. Be sure to indicate in which Fund(s) you wish your investment to buy shares, and make your check ($2,000 minimum) payable to that Fund. The application and your check should be mailed to:

                      Merriman Mutual Funds
                      c/o Firstar Trust Company
                      Mutual Fund Services, 3rd Floor
                      PO Box 701
                      Milwaukee, Wisconsin 53201-0701

The  foregoing  address  should  also  be  used  for  all  written   shareholder
communication to the Transfer Agent unless the shareholder is using an express or overnight delivery service, as described below.

EXPRESS OR OVERNIGHT DELIVERY ORDERS

Overnight and express delivery services do not deliver to Post Office boxes. To insure prompt delivery, therefore, please follow the instructions for regular mail orders, but use the following address to insure prompt delivery:

                      Merriman Mutual Funds
                      c/o Firstar Trust Company
                      Mutual Fund Services, 3rd Floor
                      615 E. Michigan Street
                      Milwaukee, WI 53202

BANK WIRE ORDERS

Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call Firstar Trust Co., 1-800-224-4743, BEFORE WIRING FUNDS, to advise them of the investment, the dollar amount and the account registration. This will insure prompt and accurate handling of your investment. Please use the following wiring instructions to purchase by wire:

        Wire to:          Firstar National Bank
                          777 E. Wisconsin Avenue, Milwaukee, WI 53202
                          ABA Number 0750-00022
        Credit:           Firstar Trust Company
                          Account No. 112-952-137
        Further Credit:   (Fund Name)
                          (Shareholder Account Number)
                          (Shareholder Name/Registration)

It is important that the wire contain all the information and that Firstar Trust Company receive prior telephone notification to ensure proper credit.

RETIREMENT ACCOUNT ORDERS

Individual Retirement Accounts, corporate or self-employed retirement plans and Systematic Withdrawal Plans generally require special or supplementary application forms to open accounts. Please call the Trust for details at 1-800-423-4893.

AUTOMATIC INVESTMENT PLAN

If you wish to invest fixed dollar amounts in the Fund every month, you can make automatic purchases in amounts of $100 or more, by using the Fund's Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount to your account on a business day of your choosing and applies the amount to the purchase of Fund shares. There is no service fee for participating in this Plan. To use this service, you must authorize the transfer of funds from your checking or NOW account by completing the appropriate section of the new account application or the Automatic Investment Plan application, which may be obtained from the Transfer Agent. The Fund reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.

The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis, thereby precluding emotions dictating investment decisions. Dollar cost averaging does not insure a profit nor protect against a loss.

ADDITIONAL INVESTMENTS

You may add to your account by mail or wire (minimum additional investment of $100) at any time by purchasing shares at the then current net asset value as aforementioned. Before adding funds by bank wire, it is advisable to call the Transfer Agent, Firstar Trust Co., 1-800-224-4743, to alert them that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have the name of the Fund and your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify the Fund and your account in your letter.

STOCK CERTIFICATES

Certificates will not be issued for your shares unless you request them. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates. If you lose a certificate, you may incur delay and expense in replacing it.

HOW NET ASSET VALUE IS DETERMINED

The Net Asset Value of each Fund is determined on each day that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of the Exchange (currently 4:00 p.m., New York time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. See the Statement of Additional Information for details concerning determination of net asset value.

                               HOW TO SELL SHARES

Shares may be redeemed (sold) by mail or telephone. Any redemption may be more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Transfer Agent, whether by mail or telephone, prior to the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time) will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares as of the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Funds expect normally to make all redemptions in cash. Circumstances could arise, however, under which a Fund may wish to make redemptions in kind. In such case, an in-kind redemption would only be made in readily marketable securities, which may cause the shareholder to incur brokerage fees upon disposition of such securities. See the Statement of Additional Information, "Redemptions in Kind", for further information.

The Board of Trustees reserves the right to redeem any account having a net asset value of less than $2,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 60 days' written notice. If the shareholder brings his account net asset value up to $2,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans for which Firstar Trust Co. serves as Custodian may be subject to tax withholding. See "Individual Retirement Accounts ("IRA") and Other Retirement Plans", page 26, for details.

If you are uncertain of the requirements for redemption, please contact the Transfer Agent, at 1-800-224-4743, or write to the address shown below.

REGULAR MAIL REDEMPTIONS

Your request should be addressed to Merriman Mutual Funds, c/o Firstar Trust Co., PO Box 701, Milwaukee, Wisconsin 53201-0701. Your request for redemption must include:

(a)  your share certificates, if issued;
(b) your letter of instruction or a stock assignment specifying the Fund from which shares are to be redeemed, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
(c)  any required signature guarantees (see "Signature Guarantees" page 24); and
(d) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you, typically, within one or two business days, but no later than seven days after receipt of your redemption request. However, payments to investors redeeming shares which were purchased by check will not be made until the Trust can verify that the payment(s) for the purchase has been, or will be collected. It will normally take up to three days to clear local personal or corporate checks and up to seven days to clear other personal or corporate checks. A Fund may suspend the right of redemption or postpone the date at times when the New York Stock Exchange is closed, or under any emergency circumstances as may be determined by the Securities and Exchange Commission.

EXPRESS OR OVERNIGHT MAIL REDEMPTIONS

Overnight and express mail services do not deliver to Post Office boxes. To insure prompt delivery, please follow the instructions for regular mail redemptions, but use the following address to insure prompt delivery:

                         Merriman Mutual Funds
                         c/o Firstar Trust Company
                         Mutual Fund Services, 3rd Floor
                         615 E. Michigan Street
                         Milwaukee, WI 53202

TELEPHONE AND BANK WIRE REDEMPTIONS

AUTHORIZING THE TELEPHONE REDEMPTION PRIVILEGE. You must activate this privilege in advance, in writing, in order to use it. By activating this privilege, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine, to (1) redeem shares from your account and (2) to mail or wire the redemption proceeds. Your written activation request will specify the person(s), bank, account number and/or address to receive your redemption proceeds. You may activate this privilege when completing your initial Account Application. But once your account has been opened you must use a separate Telephone Redemption Authorization Form (available from the Transfer Agent) to activate the privilege or to change the person(s), bank, account number and/or address designated to receive your redemption proceeds. Each shareholder must sign the Telephone Redemption Authorization Form with signature(s) guaranteed (see "Signature Guarantees," below). Further documentation may be requested from corporations, executors, administrators, trustees and guardians. There is no charge for establishing or using this privilege. You may cancel the privilege at any time by telephone or letter.

USING THE TELEPHONE REDEMPTION PRIVILEGE. Once you have authorized the Telephone Redemption Privilege, you may redeem shares by calling the Transfer Agent at 1-800-224-4743. The Fund and its Agents will employ reasonable procedures to confirm the identity of shareholders using the privilege and a written confirmation of the transaction will be sent to the shareholder's address of record. When you call to redeem shares, you will be asked how many shares, or dollars worth of shares, you wish to redeem, to whom you wish the proceeds to be sent, and whether the proceeds are to be mailed or wired. To protect you, your redemption proceeds will only be sent to you at your address of record or to the bank account or person(s) specified in your Account Application or Telephone Authorization Form currently on file with the Transfer Agent. If you choose to have the proceeds wired, the Transfer Agent will charge your account $10 to pay for the wire transfer cost.

TELEPHONE REDEMPTION FACTORS TO CONSIDER. Redeeming by Telephone is a convenient service enjoyed by many shareholders. There are important factors to consider before activating the privilege, however. The Funds and the Transfer Agent believe that the foregoing procedures it has established for telephone redemptions reasonably protect shareholders from fraudulent transactions. Shareholders should be aware of the Funds' policy that the investor who chooses to activate the telephone redemption privilege bears the risk of loss in the event of fraudulent use. Despite the procedures employed to prevent fraud, it may be impossible to detect. Neither the Transfer Agent nor the Funds will be responsible for the authenticity of redemption instructions received by telephone. The Trust reserves the right to restrict or cancel telephone redemption privileges, or to modify the telephone redemption procedures, for any shareholder or all shareholders, without notice, if the Trustees believe it to be in the best interest of the shareholders to do so. Shareholders would be given at least 60 days written notice prior to changing the fees imposed with respect to telephone redemptions and wires.

You cannot redeem shares by telephone if you hold the stock certificates representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the Transfer Agent's books for less than 15 days. During drastic economic and market changes, telephone redemption services may be difficult to implement. If an investor is unable to contact the Transfer Agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent in person or by mail as described under "How to Sell Shares," above.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect you, the Funds and the Transfer Agent from fraud, and to be certain that you are the person who has authorized a redemption from your account. Signature guarantees are required for
(1) all mail order redemptions, (2) change of registration requests, and (3) requests to establish or change exchange privileges or telephone redemption service other than through your initial account application. The Funds reserve the right to require a signature guarantee under other circumstances. The Funds will honor signature guarantees from acceptable financial institutions such as banks, savings and loan associations, trust companies, credit unions, brokers and dealers, registered securities associations and clearing agencies. A signature guarantee may not be provided by a notary public. The signature guarantee must appear either (a) on the written request for redemption, or (b) on a separate instrument of assignment ("stock power") which should specify the total number of shares to be redeemed, or (c) on all stock certificates tendered for redemption and, if shares held for you by the Transfer Agent are also being redeemed, on the letter or stock power.

                               EXCHANGE PRIVILEGE

Shareholders may exchange shares (in amounts worth $1,000 or more) of one Merriman Fund for shares of any other Merriman Fund or of three money market funds: the Portico U.S. Government Money Market Fund, the Portico Money Market Fund and the Portico Tax-Exempt Money Market Fund. To make a telephone exchange, the Exchange Privilege Authorization option must have been selected on the Account Application form when the account was opened. Otherwise an Exchange Privilege Application form must be completed with signature(s) guaranteed and sent to the Transfer Agent prior to making telephone exchanges. The Transfer Agent will charge your account a $5.00 exchange fee every time you use the telephone to make an exchange. To make an exchange, simply call the Transfer Agent at 1-800-224-4743 prior to 4:00 p.m. Eastern Time. Your exchange will take effect as of the next determination of net asset value per share of each fund involved (usually at the close of business on the same day). Once an exchange request is made, either in writing or by telephone, it may not be modified or canceled. Further information about the Portico Funds and the necessary authorization forms are available by calling the Transfer Agent at 1-800-224-4743, or by writing to Firstar Trust Co., Mutual Fund Services - 3rd Floor, PO Box 701, Milwaukee, Wisconsin 53201-0701. The Trust reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice to shareholders, should the Trustees determine that it would be in the best interest of our shareholders to do so. Shareholders would be given at least 60 days written notice prior to changing the fee for an exchange. An exchange, for tax purposes, constitutes the sale of the shares of one fund and the purchase of those of another; consequently, the sale will usually involve either a capital gain or loss to the shareholder for Federal income tax purposes. During drastic economic and market changes, telephone exchange services may be difficult to implement. The exchange privilege is only available in states where the exchange may legally be made.

The Portico funds made available to Merriman Fund shareholders under this Exchange Privilege are not affiliated with the Merriman Funds or the Investment Manager, but are made available as a convenience to Merriman Fund shareholders desiring to invest a portion of their assets in money market instruments. The Investment Manager has entered into a Servicing Agreement with Portico Funds, Inc. whereby the Investment Manager receives 2/10 of 1% of the average daily net value of shares of any fund offered by Portico Funds, Inc. which are beneficially owned by shareholders of the Merriman Funds in return for providing support services to said shareholders on behalf of Portico.

                           OTHER SHAREHOLDER SERVICES

SYSTEMATIC WITHDRAWAL PLAN provides for regular monthly or quarterly checks to be sent to you (or your designee). Shareholders owning shares of any Merriman Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing the Transfer Agent to redeem the necessary number of shares either monthly or quarterly in order to make the payments requested. Share certificates for the shares being redeemed must be held for you by the Transfer Agent. If the recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). Corporations or other legal entities should call the Transfer Agent for special instructions. There is no charge for the use of this plan. Shareholders should be aware that such systematic withdrawals could deplete or use up entirely the initial investment and may result in realized long-term or short-term capital gains or losses. The
Systematic Withdrawal Plan may be terminated at any time by the Trust upon 60 days written notice or by a shareholder upon written notice to the Transfer Agent. An application may be obtained from the Transfer Agent by telephone at 1-800-224-4743. A signature guarantee is required to convert an existing account to systematic withdrawal.

INDIVIDUAL RETIREMENT ACCOUNTS ("IRA") AND OTHER RETIREMENT PLANS, including Simplified Employee Pension-Individual Retirement Accounts ("SEP-IRA") and Savings Incentive Match Plans ("SIMPLE") are furnished to enable shareholders and employers to set aside tax-deferred investments in Merriman Funds. There is no charge to establish an IRA with the Merriman Fund. A $12.50 annual maintenance fee per account is charged by Firstar Trust Co., who acts as IRA Custodian. A $15 fee applies for each transfer to a Successor Custodian, each distribution to a participant and for each refund of an excess contribution. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold Federal income tax. Redemption requests must indicate an election not to have Federal tax withheld or they will be subject to withholding. If you are uncertain of the redemption requirements, please contact Firstar Trust Company in advance at 1-800-224-4743. In addition to the plans mentioned above, Fund accounts may also be opened by all kinds of tax-deferred retirement plans. For assistance in opening or establishing tax-deferred retirement accounts, please call the Trust at 1-800-423-4893. Trust personnel will be happy to assist investors in establishing tax-deferred plans, including those which permit investments in vehicles other than the Merriman Funds.

TOLL-FREE   INFORMATION  LINES  are  staffed  during  business  hours  for  your convenience. Friendly, experienced personnel answer your questions, solve problems and provide current price quotes. The numbers are:

Information about opening accounts, retirement plans, requests for prospectuses and account applications (11 a.m. to 8 p.m. Eastern Time) 1-800-423-4893;

Information about existing accounts, telephone exchanges and redemptions, assistance with investing by wire (9 am to 8 pm Eastern Time) 1-800-224-4743.

SHAREHOLDER FEES CHARGED BY TRANSFER AGENT. All fees disclosed in the Prospectus which are charged to shareholders by the Transfer Agent are subject to change at any time. Shareholders will be notified in writing at least 60 days prior to putting any new or increased fee into effect. In addition to the fees disclosed elsewhere in the Prospectus, the Transfer Agent charges $20 for any Stop Payment (of a liquidation or distribution check) ordered by a Shareholder. Also, for account history research of transactions or other items which occurred in or previous to the second calendar year previous to the date of the request, the Transfer Agent charges a fee of $5 per research item.

                            DIVIDENDS, CAPITAL GAIN
                            DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends are paid to shareholders from net investment income, if any, quarterly. The fiscal year end of each Fund is September 30. The Funds will also distribute net realized capital gains, including short-term gains, if any, during November or December.

All dividend and capital gain distributions are automatically reinvested in additional shares of the Fund at the then current net asset value, except that, by notifying the Trust or by indicating on the Account Application Form, a shareholder may choose to receive dividend distributions and/or capital gain distributions in cash. Dividends and capital gains distributions are paid in cash or reinvested as of the "ex-date", which is normally the day following the record date. With respect to cash distributions, shareholders can authorize another person or entity to receive such distributions. The name and address of the intended recipient should be clearly indicated in the Account Application Form or on a signed statement accompanying the Application Form.

Dividends and distributions are paid on a per-share basis. At the time of such a payment, therefore, the value of each share will be reduced by the amount of the payment. Keep in mind that if you purchase shares shortly before the payment of a dividend or the distribution of capital gains, you will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or distribution.

TAX STATUS OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies so that it will not be liable for federal income tax with respect to amounts distributed to shareholders. The Funds intend to distribute all of their investment company taxable income and their net capital gain to shareholders, who may be proportionately liable for taxes thereon. Shareholders not subject to tax on their income will not be required to pay taxes on the amounts distributed to them.

Net investment income will be distributed to shareholders as dividends. Such dividends, along with any short-term capital gains distributed, will be taxable to shareholders (except IRA's, Keogh Plans, Simplified Employee Pension Plans and corporate retirement plans) as ordinary income, whether received in cash or invested in additional Fund shares. Investors should refer to the Statement of Additional Information, which contains additional information about dividends, distributions and taxes.

Borrowing by the Leveraged Growth Fund may cause some of its portfolio securities to be treated as "debt-financed" and dividends paid to corporate shareholders from earnings on such securities to be ineligible for the 70% dividends-received deduction which might otherwise be available to corporate shareholders. See the Statement of Additional Information, "Additional Tax Information," for further information.

Federal law requires that the Funds withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to certain shareholders who have not complied with Internal Revenue Service regulations. Therefore, you will be asked to certify on your application that the social security or tax identification number you provide is correct and that you are not subject to backup withholding for previous under-reporting to the IRS. If you do not have a social security number, you should indicate on the purchase form that an application to obtain a number is pending. The Fund is required to withhold taxes if a number is not subsequently delivered to the Fund within the time period prescribed by Federal tax regulations.

Shareholders will receive federal tax information regarding dividends and capital gains distributions after the end of each year. Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to Federal, state or local taxes.

For Federal income tax purposes, exchanges and redemptions are taxable events, and accordingly, capital gains or losses may be realized. In addition to Federal taxes, you may be subject to state taxes on your dividends and distributions, depending on the laws of your home state.

Income (including dividends and distributions of short-term capital gains) received by a Fund from mutual funds in the Fund's portfolio, as well as any interest received on money market instruments and net short-term capital gains received by the Fund on the sale of portfolio securities (including mutual funds), will be distributed by the Fund and will be taxable to shareholders at ordinary income tax rates. The Fund may be expected to realize short-term gains from the sale of mutual fund securities held in its portfolio. Investors in the Fund may experience a greater tax liability than would result if they invested directly in the underlying mutual funds.

Distributions of long-term capital gains received by a Fund from mutual funds, as well as net long-term capital gains realized by a Fund from the purchase and sale (or redemption) of mutual fund shares or other securities held by a Fund for more than one year, will be distributed by the Fund and will be taxable to shareholders as long-term capital gains (even if the shareholder has held the shares for less than six months). However, if a shareholder who has received a capital gains distribution suffers a loss on the sale of his shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received.

For purposes of determining the character of income received by a Fund when an underlying fund distributes long-term capital gains to the Fund, the Fund will treat the distribution as a long-term capital gain, even if it has held shares of the mutual fund for less than one year. However, any loss incurred by the Fund on the sale of that underlying fund's shares after holding them for less than six months will be treated as a long-term capital loss to the extent of the gain distribution.

                                   MANAGEMENT

GENERAL INFORMATION

Merriman Investment Trust (the "Trust") is an open-end diversified management investment company commonly known as a "mutual fund". Organized in 1987 as a Massachusetts Business Trust, it is a "series" company, which means it may offer a choice of series or portfolios ("Funds"). Capital of the Trust consists of an unlimited number of no par shares of beneficial interest ("shares") which may be classified or reclassified by the Board of Trustees among the Funds or to any new Funds as they deem appropriate. Currently the Trustees have authorized the Flexible Bond Fund, the Growth & Income Fund, the Capital Appreciation Fund, the Asset Allocation Fund and the Leveraged Growth Fund as described herein and have authorized an unlimited number of shares of each Fund which may be sold to the public. Each Fund so created is governed by the Investment Company Act of 1940, as amended, and rules thereunder and is preferred over all other Funds with respect to assets allocated to such Fund. Shares are issued fully paid and non-assessable and each share represents an equal proportionate interest in its particular Fund with every other share of that Fund outstanding. Each share of each Fund has no preference as to conversion, dividends or interest and has no preemptive rights. Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See the Statement of Additional Information for additional information.

OPERATIONS

THE INVESTMENT MANAGER. The Trust's operations are conducted under the general direction of the Board of Trustees. The Trust has employed Merriman Investment Management Co. as Investment Manager for the Funds. The Investment Manager provides continuous management of each Fund's investment portfolio, is responsible for overall management of the Trust's business affairs (subject, of course, to the supervision of the Trustees), provides certain of the Trust's executive officers, and supplies office space and equipment not otherwise provided by the Trust.

Paul A. Merriman, the President and Chief Executive Officer of the Investment Manager, has had twenty years of experience as a business executive and was first licensed in the securities industry in 1966. He is also founder and President of Paul A. Merriman & Associates, Inc., an investment advisory firm affiliated with the Investment Manager from which the Funds will be obtaining market timing recommendations. Mr. Merriman is the principal officer responsible for the operation of the computerized technical market timing disciplines ("models") employed by the Funds. His experience includes all of the investment techniques which will be employed by the Funds.

Mr. William L. Notaro, Executive Vice President and Chief Operating Officer of the Investment Manager, has been primarily responsible for implementing the Funds' portfolio purchases and sales in response to market timing signals generated by the computerized market timing models. He has also been responsible for the day-to-day management of the Funds' operations since each Fund's inception. An investment adviser who has had extensive executive and operational experience in the securities field, Mr. Notaro is a skilled securities market technician and has been engaged in the design and analysis of technically oriented money management systems since 1980. He also has extensive securities trading, execution and clearance experience.

The Investment Manger's address and phone number is the same as the Trust's. Compensation of the Investment Manager for the fiscal year ended September 30, 1996, based upon each Fund's daily average net assets, was 1.00% for the Flexible Bond Fund, 1.25% for the Growth & Income Fund, 1.25% for the Capital Appreciation Fund, 1.25% for the Asset Allocation Fund and 1.25% for the Leveraged Growth Fund. The advisory fee is higher than that incurred by most investment companies. Investment Management fees are accrued daily on the books of each Fund and are paid monthly.

OTHER FUND COSTS. In addition to paying the Investment Manager, each Fund pays all its expenses not assumed by the Investment Manager. Expenses which apply only to one Fund such as, for example, a Fund's Investment Management Fee, are borne by that Fund to which the expense applies. Expenses which apply to more than one Fund, such as the cost of Board of Trustees' meetings, are allocated among the Funds in a fair and equitable manner in accordance with policies determined from time to time by the Trustees. Each Fund is also liable for any non-recurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Funds are accrued daily on the books of each Fund at a rate which, to the best of the Investment Manager's belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices. For the fiscal year ended September 30, 1996, the total expenses of each Fund (as a percent of average net assets) were 1.49%, 1.77%, 1.84%, 1.82% and 3.70%, respectively, for the Flexible Bond Fund, Growth & Income Fund, Capital Appreciation Fund, Asset Allocation Fund and Leveraged Growth Fund.

SHAREHOLDER SERVICING AND CUSTODY. Firstar Trust Co., whose street address is 615 E. Michigan Street, Milwaukee, WI 53202, serves as the Trust's Transfer and Dividend Paying Agent (Shareholder Services Agent) and Custodian, and provides the Trust with certain accounting and record keeping services. Firstar's mailing address is PO Box 701, Milwaukee, WI 53201-0701.

BROKERAGE POLICIES. Securities transactions are effected through broker-dealers selected by the Investment Manager, with the view to obtaining the best price and execution. Within this guideline, the Investment Manager is permitted to prefer brokers who sell or recommend Fund shares to their clients, or who provide the Investment Manger with research services, such as statistical reports, technical and fundamental analyses, computer services, software and support, and quotation and other services helpful to the management of the Funds. Such research services, even though obtained through one Fund's brokerage transactions, may also benefit other Funds or clients of affiliates of the Investment Manager. Conversely, such services resulting from brokerage transactions of the Investment Manager's other clients or affiliates may also benefit the Funds.

VOTING AND OTHER. Each outstanding share, of whatever Fund, is entitled to one vote for each full share of stock and a fractional vote for each fractional share of stock, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund; except (i) when required by the Investment Company Act of 1940, as amended, shares shall be voted by individual Fund; and
(ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives of that Fund or approval of the investment management agreement. The shares of the Funds will have non-cumulative rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees if they choose so. The Declaration of Trust provides that, if elected, the Trustees will hold office for the life of the Trust, except that: (1) any Trustee may resign or retire; (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. Otherwise there will normally be no meeting of shareholders for the purpose of electing Trustees, and none of the Funds are expected to have an annual meeting of shareholders.

                        CALCULATION OF PERFORMANCE DATA

From time to time the Funds may advertise their total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Funds refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all non-recurring charges at the end of each period. If the Funds have been operating less than 1, 5 or 10 years, the time period during which the Funds have been operating is substituted.

Information about the performance of the Funds is contained in the Annual Reports of the Funds which may be obtained without charge.

 MERRIMAN INVESTMENT TRUST                              MERRIMAN
1200 Westlake Avenue North                           FLEXIBLE BOND
    Seattle, WA 98109                                     FUND
      1-206-285-8877

      INVESTMENT MANAGER                                MERRIMAN
Merriman Investment Management Co.                  GROWTH & INCOME
   1200 Westlake Avenue North                             FUND
       Seattle, WA 98109

        CUSTODIAN AND                                   MERRIMAN
       TRANSFER AGENT                             CAPITAL APPRECIATION
      Firstar Trust Co.                                   FUND
        PO Box 701
    Milwaukee, WI 53201
      1-800-224-4743                                    MERRIMAN
                                                    ASSET ALLOCATION
       FUND COUNSEL                                       FUND
   Sullivan & Worcester
   Boston, Massachusetts

   INDEPENDENT AUDITORS                                  NO LOAD
   Tait, Weller & Baker                            mutual funds of the
    Philadelphia, PA                            Merriman Investment Trust



TABLE OF CONTENTS

Synopsis                             1
Synopsis of Costs and Expenses       3
Financial Highlights                 4
Investment Objectives and Policies   7
Risk Factors                        16
Investment Restrictions             19                 PROSPECTUS
How to Buy Shares                   20              January 2, 1997
How to Sell Shares                  22
Exchange Privilege                  25
Other Shareholder Services          25
Dividends, Capital Gain
  Distributions and Taxes           26
Management                          28
Calculation of Performance Data     30







                      STATEMENT OF ADDITIONAL INFORMATION

                           MERRIMAN INVESTMENT TRUST

                                    MERRIMAN
                                 FLEXIBLE BOND
                                      FUND

                                    MERRIMAN
                                GROWTH & INCOME
                                      FUND

                                    MERRIMAN
                              CAPITAL APPRECIATION
                                      FUND

                                    MERRIMAN
                                ASSET ALLOCATION
                                      FUND

                                    MERRIMAN
                                LEVERAGED GROWTH
                                      FUND


                           1200 Westlake Avenue North
                           Seattle, Washington 98109
                            Telephone 1-800-423-4893
                                 1-206-285-8877


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD ONLY BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE MERRIMAN INVESTMENT TRUST DATED JANUARY 2, 1997. THE PROSPECTUS MAY BE OBTAINED FROM THE TRUST, AT THE ADDRESS AND PHONE SHOWN ABOVE, AT NO CHARGE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                JANUARY 2, 1997

                               TABLE OF CONTENTS

INTRODUCTION ..............................................................    1
INVESTMENT OBJECTIVES AND POLICIES ........................................    1
        Market Timing .....................................................    1
        Options Transactions ..............................................    2
        Futures Contracts and Options on Futures Contracts ................    4
        Limitations on Options and Futures Contracts ......................    7
        Investing in Investment Companies .................................    7
        High Yield Bonds ..................................................    7
        Concentration .....................................................    8
        Borrowing .........................................................    8
        Illiquid and Restricted Securities ................................    8
        Foreign Issuers and Currencies ....................................    8
        Repurchase Agreements .............................................    9
        Short Selling .....................................................    9
        Warrants ..........................................................   10
        Other Transactions ................................................   10
INVESTMENT RESTRICTIONS ...................................................   10
SPECIAL SHAREHOLDER SERVICES ..............................................   12
        Regular Account ...................................................   12
        Systematic Withdrawal Plan ........................................   13
        Retirement Plans ..................................................   13
        Exchange Privilege ................................................   14
        Redemptions in Kind ...............................................   14
        Transfer of Registration ..........................................   15
PURCHASE OF SHARES ........................................................   15
REDEMPTION OF SHARES ......................................................   15
NET ASSET VALUE DETERMINATION .............................................   16
        Valuation of Exchange-Traded Options and Futures Contracts ........   16
TRUSTEES AND OFFICERS .....................................................   17
5% SHAREHOLDERS ...........................................................   18
INVESTMENT MANAGER ........................................................   18
MANAGEMENT AND OTHER SERVICES .............................................   19
ALLOCATION OF TRUST EXPENSES ..............................................   20
BROKERAGE .................................................................   20
ADDITIONAL TAX INFORMATION ................................................   21
CAPITAL STOCK AND VOTING ..................................................   22
FINANCIAL STATEMENTS AND REPORTS ..........................................   22
CALCULATION OF PERFORMANCE DATA ...........................................   23
APPENDIX ..................................................................   24

                                  INTRODUCTION

        The Statement of Additional Information is designed to be read in conjunction with the Prospectus, which is incorporated in its entirety herein. Definitions used in the Prospectus have the same meaning herein.
        Merriman Investment Trust (the "Trust"), a Massachusetts business trust, is a professionally managed, open-end, diversified, series investment company. The Trust is designed to provide an opportunity for investors to pool their money to achieve economies of scale and diversification. The Trust currently issues shares of five series or portfolios ("Funds"), and the Board of Trustees may establish additional portfolios at any time. The Merriman Flexible Bond Fund (the "Flexible Bond Fund"), the Merriman Growth & Income Fund (the "Growth & Income Fund"), the Merriman Capital Appreciation Fund (the "Capital Appreciation Fund"), the Merriman Asset Allocation Fund (the "Asset Allocation Fund") and the Merriman Leveraged Growth Fund (the "Leveraged Growth Fund") are the five funds currently offered by the Trust. Shareholders of the Flexible Bond Fund approved a change in its fundamental policies on December 16, 1992. Prior to that date the name of the Fund was Merriman Government Fund. Shareholders of the Growth & Income Fund approved a change in its fundamental policies on December 15, 1993. Prior to that date the name of the Fund was Merriman Blue Chip Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

        The Funds are designed for long-term investors, including those who wish to use shares as a funding vehicle for tax-deferred retirement plans, and not for investors who intend to liquidate their investments after a short period of time. The objectives of each Fund and strategies with respect to the composition of its investment portfolio, as described in the prospectus and in further detail herein, may be changed by the Board of Trustees without approval of shareholders, unless otherwise noted. Shareholders would be given at least 60 days written notice prior to implementation, however, should any material change be adopted.

MARKET TIMING

        The Investment Manager intends to utilize, primarily, the Merriman Bond Switch Model (the "Bond Model") to time fixed income portfolio transactions, and the Merriman Equity Switch Model ("Equity Model"), the Merriman International Fund Switch Model (the "International Model") and the Merriman Gold Switch Model (the "Gold Model") to time equity portfolio transactions. The Models are proprietary products of Paul A. Merriman & Associates, Inc. ("PM&A"), General Partner of the Investment Manager and controlled by Paul A. Merriman, President and Trustee of the Trust. Use of the Models by the Investment Manager is in accordance with license agreements renewable by the Investment Manager for terms ending in the year 2018. The Bond, Equity and Gold Models have been utilized by PM&A since August, 1983, and the International Model since January, 1988, to manage investments for PM&A's clients. Prior to their use, they were "back-tested" with over ten years of historical data in order to establish their economic viability.
        Although the Investment Manager plans to rely on the Models as its primary market timing tool for the Funds, the Funds have not adopted policies requiring such use and the Investment Manager may utilize other timing models or strategies with or in place of the Models. Under the license agreements, PM&A is granted similar flexibility. The Investment Manager believes that, by using such market timing techniques, superior returns are possible over the long-term by protecting Fund assets from the risk of declining markets. No assurance can be provided, however, that either the Models or the Investment Manager will be correct in their expectations of market trends.

                              OPTIONS TRANSACTIONS

        The Funds may engage in options transactions as described herein and in the Prospectus. An option is a legal contract giving the purchaser the right to buy (in the case of a call) or sell (in the case of a put) a specified amount of a specified security at the specified price at any time before the option expires. In return for a premium paid to a writer ("seller") of a call the purchaser obtains the right to purchase the underlying security. The buyer of a put obtains in return for a premium, the right to sell a specified security to a writer of the put. Listed options are traded on national securities exchanges that maintain a continuous market enabling holders or writers to close out their positions by offsetting sales and purchases. The premium paid to an option writer is a non-refundable payment for the rights conveyed by the option. A put or call that is not sold or exercised prior to its expiration becomes worthless. In addition, there is no assurance that a liquid market will exist on a given exchange in order for an option position to be closed out, and, if trading is halted in an underlying security, the trading of options on that security is usually halted as well. In the event that an option cannot be traded, the only alternatives to the holder of the option are to exercise it or allow it to expire.
        The Funds may purchase options and may write (sell) "covered" options which are traded on a domestic securities or commodities exchange or quoted on the NASDAQ automated quotation system ("exchange-traded options"). The Flexible Bond, Growth & Income and Asset Allocation Funds may enter into options on U.S. Government Securities and options on Futures Contracts on U.S. Government Securities. The Growth & Income, Capital Appreciation, Asset Allocation and Leveraged Growth Funds may engage in options transactions which relate to (a) securities held in the Funds' portfolio (b) Stock Indices and (c) Stock Index futures contracts (whether or not such stock index futures contracts are held in a Fund's portfolio). In addition, the Asset Allocation Fund, in order to hedge assets held in its foreign and gold segments, may (i) enter into appropriate options, futures contracts and options on futures, such as gold and silver commodities indices and currency indices and may (ii) engage in foreign currency transactions (but only to protect the value of a foreign security in its portfolio between the time of placing a firm order for the sale or purchase of such security and the time of settling such order. A "Stock Index" as referred to herein means the Dow Jones Industrial Average (the "Dow"), the Standard & Poor's Index of 500 Stocks ("S & P 500"), the Standard & Poor's Index of 100
Stocks  ("S & P  100"),  the  Major  Market  Index  or  the  Value  Line  Index.
Exchange-traded options are issued by the Options Clearing Corporation ("OCC") which, in effect, guarantees every exchange-traded options transaction.

        PURCHASING OPTIONS. Call options may be purchased by a Fund in response to a buy signal from a Model as a temporary substitute for the actual purchase of portfolio securities it intends to purchase. Later, if it is ascertained by the Investment Manager that the market action anticipated by a Model has actually taken place, the call options may be exercised. The Investment Manager may also purchase call options in anticipation of Model signals, and once the anticipated buy signal has been given, the Investment Manager may exercise the call options. The Investment Manager believes that when call options are used in this way, portfolio securities may be purchased at a lower cost and with less risk than if the Investment Manager had either waited for a buy signal or purchased securities immediately upon receipt of such a signal. If the Investment Manager is wrong in its assumptions about market direction, the potential loss to a Fund in purchasing put and call options is limited to the total of premiums, commissions and transaction costs paid for the option plus, in the case of a put option, the initial difference, if any, between the strike price of the put and the market value of the portfolio security. The Funds may also purchase put options in an attempt to protect the value of portfolio securities when, in the opinion of the Investment Manager, there is a risk of a substantial decline in value. Because holding a put grants a Fund the right to sell the underlying security to the writer of the put at the strike price for a specific period of time, a Fund is protected should the value of the security decline below the strike price during the term of the put. Puts and calls may also be purchased by a Fund to cover puts and calls it has written.

        WRITING OPTIONS. When a Fund writes a covered call option, it receives a premium payment and the purchaser obtains the right to buy the underlying securities from the Fund at a specified strike price for a specified period of time. Thus the Fund gives up the opportunity for gains on the underlying security (above the strike price) and retains the risk of loss so long as the option remains open. If the price should rise, the Fund would likely be required to sell the securities to the holder of the call at a price less than the current market price. A Fund would normally write a call option when the price of the securities underlying the call are expected to decline or remain stable. When the Fund writes a covered put option, it gains a premium payment but, so long as the option remains open, assumes an obligation to purchase the underlying security at the strike price from the purchaser of the put, even though the current price of the security may fall below the strike price. A Fund would normally write a put option when the price of the securities underlying the put are expected to rise or remain stable. If the price were to decline, the Fund might be required to purchase the underlying securities from the holder of the put at a price greater than the current market price. So long as the option writer's obligation remains open, the writer may be assigned an exercise notice through the Options Clearing Corporation. The writer would, in such case, be required to deliver, in the case of a call, or take delivery, in the case of a put, the underlying security against payment of the exercise price. Upon expiration of the option, the obligation terminates. The Funds may purchase options in closing transactions to terminate its obligations under options it has written. A closing transaction is the purchase of an option covering the same underlying security having the same strike price and expiration date (assuming availability of a secondary market) as the option the Fund seeks to "close out." Once an option is exercised, the writer may not enter into a closing transaction. If the cost of a closing transaction, plus transaction costs, is greater than the premium received by the Fund upon writing the original option, the Fund will incur a loss in the transaction.
        The Capital Appreciation and Leveraged Growth Funds would only write options in the event that the Investment Manager believed it to be the most advantageous method of hedging the Fund's portfolio. The premiums received in writing options are retained whether or not the option is exercised. The Funds may write "covered" put and call options only. This means that, for so long as a Fund remains obligated as a writer of a put option, it must, (a) deposit and maintain with its Custodian, in a segregated account, cash, U.S. Government Securities or other liquid high-grade debt obligations having a value equal to or greater than the specified exercise price of the option ("strike price") or,
(b) own, on a share-for-share basis, a put option on the same security with a strike price equal to or greater than that of the put option sold (if lower, the difference will be maintained in a segregated account as in (a) above). To be "covered" on a call option, a Fund must, (a) own the underlying security (or equivalent in the case of stock index options) subject to the option or must have the absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other portfolio securities. With respect to calls written against U.S. Treasury Bills the Flexible Bond, Growth & Income or Asset Allocation Funds may own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to that of the option and a maturity date no later than that of the securities underlying the call option), or (b) deposit and maintain with its Custodian, in a segregated account, cash, U.S. Government Securities or other liquid high-grade debt obligations having a value at least equal to the fluctuating market value of the securities underlying the call, or (c) own, on a share-for-share basis, a call on the same security as the call written.

        A call option is "covered" if the Fund owns the underlying security (or equivalent in the case of stock index options) covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade, short-term obligations in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.
        The Funds may also write a combination of a call and a put written on the same security at the same strike price (a "straddle"), where the same issue of the security is used for "cover" for both the put and the call. In such case, should the put side of the transaction be "in the money," the Fund will deposit and maintain, in a segregated account with the Custodian, cash, U.S. Government Securities or other high-grade debt obligations in an amount at least equal to the amount by which the put is "in the money."

        OPTIONS ON TREASURY BONDS AND NOTES. Interest in Treasury Bonds and Notes tends to center on the most recently auctioned issues. The Exchanges, however, will not indefinitely continue to introduce new options series with expirations to replace expiring options on particular issues, but will likely limit new issues to a limited number of new expirations while allowing old expirations introduced at the commencement of options trading to run their course. Thus, options trading on each new series of Bonds or Notes will be phased out and there will no longer be a full range of expiration dates available for every series on which options are traded.

        OPTIONS ON TREASURY BILLS. Writers of Treasury Bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the exact underlying security, because the deliverable
Treasury Bill changes from week to week. If a Fund holds a long position in Treasury Bills with a principal amount corresponding to the option contract size, however, the Fund may be hedged from a risk standpoint. In addition, the Fund will maintain, in a segregated account with its Custodian, Treasury Bills maturing no later than those which would be deliverable in the event of an assignment of an exercise notice in order to ensure that it can meet its open option obligations.

        OPTIONS - SECONDARY MARKET. As stated in the prospectus, each Fund intends to purchase or write options only if there appears to be an active secondary market. If a Fund, as a covered call option writer, is unable to effect a closing transaction because a liquid secondary market is not available at the time the Fund desires to effect such a transaction, the Fund will not be able to sell the security underlying the call option until the option expires or the Fund delivers the underlying security upon exercise. There are several reasons that a liquid secondary market may not exist at any given time. They include: insufficient trading interest in certain options; restrictions on certain transactions imposed by an Exchange; trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; interruption of the normal operations on an Exchange; inadequate facilities of an Exchange or the OCC to handle trading volume; or a decision by one or more Exchanges to discontinue the trading of options (or a particular series or class of options), in which event the secondary market on that Exchange would cease to exist, although outstanding options on that Exchange that had been issued by OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

        A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a Futures Contract means the acquisition of a contractual obligation to acquire securities at a specified price on a specified date. Each Fund may purchase and sell futures contracts for the purpose of hedging portfolio securities against the adverse effects of stock market and/or interest rate movements.

        GOVERNMENT  FUTURES  CONTRACTS.  The Flexible Bond,  Growth & Income and
Asset Allocation Funds may purchase and sell futures contracts on U.S. Government Securities ("Government Futures Contract"). Bond values generally vary inversely with interest rates, e.g.; as interest rates go up, bond prices decline. A Fund might sell a Government Futures Contract as a hedge against an anticipated increase in interest rates, and might purchase a futures contract as a temporary substitute for the actual purchase of portfolio securities it intends to buy. When a Fund purchases a Government Futures Contract, it agrees to take delivery of a specific type of debt security at a specific future date for a specific price. When it sells a Government Futures Contract, it agrees to make delivery of a specific type of debt security at a specific future date for a specific price. Either obligation may be satisfied or "closed out" by actually taking or making delivery as agreed, or by entering into an offsetting Government Futures Contract. At the date hereof, Government Futures Contracts can be purchased and sold with respect to U.S. Treasury bonds, U.S.
Treasury notes and GNMA Certificates on the Chicago Board of Trade and with respect to U.S. Treasury bills on the International Monetary Market at the Chicago Mercantile Exchange.

        STOCK INDEX FUTURES CONTRACTS. The Growth & Income, Capital Appreciation, Asset Allocation and Leveraged Growth Funds may purchase and sell Stock Index futures contracts. The Investment Manager might sell a futures contract to hedge an anticipated decline in stock market prices, in lieu of, or to supplement hedging individual securities in the Fund's portfolio. Conversely, the Investment Manager might purchase a futures contract upon receipt of, or in anticipation of, a buy signal as a temporary substitute for purchasing individual portfolio securities. Stock Index Futures Contracts obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made. Futures Contracts can be purchased and sold on the Standard & Poor's 500 Index on the Chicago Mercantile Exchange and on the Major Market Index on the Chicago Board of Trade.

        OPTIONS ON STOCK INDICES AND FUTURES CONTRACTS. The Funds may also purchase options on futures contracts and may write (sell) covered options to buy or sell futures contracts for purposes of hedging and, secondarily (except for the Capital Appreciation and Leveraged Growth Funds), for increasing portfolio income through receipt of option writing premiums. The Funds may only write fully "covered" options. An option on a futures contract gives the purchaser, in return for a premium paid, the right to assume a position in the futures contract (a purchase if the option is a call and a sale if the option is a put). The writer, if the option is exercised, is required to assume an offsetting futures position (a sale if a call and a purchase if a put). Exercise of the option is accompanied by the delivery of the accumulated cash balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the strike price of the option on the futures contract. A Fund may enter into "closing" transactions on futures contracts and options thereon in order to terminate existing positions.
        The Flexible Bond, Growth & Income and Asset Allocation Funds may purchase or sell options on Government Futures Contracts as described herein. Those currently available include options on futures contracts on U.S. Treasury Bonds, U.S. Treasury Notes and Cash Settled GNMA's on the Chicago Board of Trade. Options on Government Futures Contracts are similar to options on other securities, except that the related investment is a futures contract. Thus, the buyer of a call option obtains the right to purchase a futures contract at a specified price during the life of the option, and the buyer of a put option obtains the right to sell a futures contract at a specified price during the life of the option. The options are traded on an expiration cycle based on the expiration cycle of the underlying futures contract.
        The Growth & Income, Capital Appreciation, Asset Allocation and Leveraged Growth Funds may engage in options transactions on Stock Indices, Stock Index futures contracts and (as to the Asset Allocation Fund only) certain commodity and currency indices and futures contracts related to its portfolio securities as described herein. Futures contracts can be purchased and sold with respect to the U.S. Dollar Index on the Financial Instrument Exchange (a
division of the New York Cotton Exchange) and with respect to the CRB (Commodities Research Bureau) Index on the New York Futures Exchange. Puts and calls on stock indices and stock index futures contracts are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index (and, therefore, on price movements in the stock market generally) rather than on price movements on individual securities. When the purchaser buys a call on a stock index or stock index futures contract, it pays a premium to the seller. If the purchaser then exercises the call prior to its expiration, the seller is required to pay the purchaser an amount of cash to settle the call if the closing level of the stock index or stock index futures contract upon which the call is based is greater than the strike price of the call. That cash payment is equal to the difference between the closing price of the index or futures contract and the strike price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the purchaser buys a put on a stock index or stock index future, it pays a premium and obtains the right to require the seller, upon the purchaser's exercise of the put, to deliver to the purchaser an amount of cash to settle the put if the closing level of the stock index or stock index future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier in the same manner as described above as to calls.
        A Fund neither pays nor receives money upon the sale of a futures contract. Instead, when a Fund enters into a futures contract, it will initially be required to deposit with its Custodian for the benefit of the futures broker an amount of "initial margin" of cash or U.S. Treasury Bills, which currently ranges from 1/10 of 1% to 4% of the contract amount, depending on the type of contract. The term "initial margin" in futures transactions is different from the term "margin" in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the futures broker are made on a daily basis as the market price of the futures contract fluctuates.
        At any time prior to expiration of the futures contract, a Fund may elect to close its position by taking an offsetting position which will operate to terminate the Fund's position in the futures contract. While futures contracts on U.S. Government securities provide for the delivery and acceptance of securities, most futures contracts, including stock index futures contracts, are terminated by entering into offsetting transactions. Because of the low margin deposits required, futures trading involves a high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the offsetting securities positions of the portfolio which are being hedged would, in most cases, substantially alleviate the loss incurred in the futures contract. In addition, a Fund would presumably have sustained comparable losses if, instead of the futures contract, the Fund had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments equal in value to the current price of the underlying instrument less the margin deposit.
        A clearing corporation associated with the commodity exchange on which a Futures Contract trades assumes responsibility for the completion of transactions and guarantees that Futures Contracts will be performed.
        The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in stock market and/or interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

LIMITATIONS ON OPTIONS AND FUTURES CONTRACTS

        Transactions in options by the Funds will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which either Fund may write or hold may be affected by options written or held by the other Funds or by other investment advisory clients of the Investment Manager and its affiliates. Position limits also apply to futures contracts. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain sanctions.

INVESTING IN INVESTMENT COMPANIES

        As described in the Prospectus, the Funds invest in the shares of other investment companies (commonly called "mutual funds" and sometimes referred to herein as "underlying funds"). The mutual funds in which the Funds invest will be registered in the United States, will be diversified and will be managed by a number of investment advisors. The Funds believe that this diversification offers the opportunity to benefit from a variety of investment approaches and strategies employed by experienced investment professionals over a diverse spectrum of investment portfolios. The mutual funds in which the Funds invest may have differing investment objectives, they may invest in bonds, equities, tax-exempt securities and a variety of other investments. They may seek speculative or conservative investments or any mixture of these objectives and strategies. The Funds' Investment Manager is responsible for evaluating, selecting and monitoring each mutual fund in which the Funds invest.
        The mutual funds in which the Funds invest may engage in some or all of the investment techniques and may invest in some or all of the types of securities in which the Funds engage or invest. In addition, underlying funds may have less stringent limitations on investment activities than the Funds. This could conceivably result in the Funds having a greater exposure to certain risks than intended. The Fund believes that this risk exposure is effectively reduced by investing in a diversified portfolio of mutual funds.

HIGH YIELD BONDS

        As described in the Prospectus, the Flexible Bond, Growth & Income and Asset Allocation Funds may invest a portion of their assets in high yield bonds, or so-called "junk bonds." The mutual funds in which the Funds invest also may invest in high yield bonds. Investors should familiarize themselves with the
risks  of  fixed  income  high  yield   bonds.   (See  the   Prospectus,   "Risk
Factors...Fixed Income Securities.) Investors should be aware that the widespread expansion of government, consumer and corporate debt within our economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest, leading to an increased risk of default. If the issuer of a bond defaulted, the Fund may incur additional expenses to seek recovery. Periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high yield bonds and, consequently, the value of the Fund. High yield bonds structured as zero coupon securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically.
        High yield bonds may contain redemption or call provisions. If an issuer exercises these in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for the shareholders. Conversely, a high yield bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds at a time when the Investment Manager would not otherwise sell them based upon their investment merits, thereby decreasing the total return expected from the investment. High yield bonds may be subject to market value fluctuation based upon adverse publicity and investor perceptions (whether or not based on fundamental analysis), exposing investors to a increased risk of decreased values and liquidity, especially in a thinly traded market.
        The Investment Manager relies in part on the credit ratings of Moody's and S&P when investing directly in fixed income investments. There are a number of risks associated with such reliance. Credit ratings evaluate the safety of principal and interest payments but not the market value of high yield bonds. Rating agencies may fail to timely change the credit ratings to reflect subsequent events. For this reason, the Investment Manager performs its own evaluation of fundamental and other factors establishing value prior to making direct investments in high yield bonds and continuously monitors the issuers of such bonds actually held in the Funds' portfolio. For a description of the Moody's and S&P bond ratings, see the Appendix.

CONCENTRATION

        An underlying mutual fund may concentrate its investments in a single industry (but the Funds limit investment in any one underlying fund to no more than 25% of the total assets of each Fund). The value of shares of such an underlying fund may be subject to greater market fluctuation because investment alternatives within a single industry are more limited than for the market as a whole.

BORROWING

        The Leveraged Growth Fund borrows for investment purposes as described in the Prospectus. The Flexible Bond, Growth & Income, Capital Appreciation and Asset Allocation Funds may each borrow up to 5% of its total assets for extraordinary purposes and up to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of the Fund's securities. Underlying funds in which the Funds invest may borrow up to 33.3% of total assets for the purpose of increasing portfolio holdings. Because of such leveraging, the effects of market price fluctuations on portfolio net asset value will be exaggerated. The funds would incur interest and other transaction costs in connection with borrowing.

ILLIQUID AND RESTRICTED SECURITIES

        The Funds, as well as any mutual fund in which the Funds invest, may invest not more than 10% of their respective total assets in illiquid securities (repurchase agreements maturing in over seven days, certain over-the-counter options and other securities for which there is no readily available market, ) and restricted securities (securities which would be legally restricted from resale). If a fund holding such securities decides to sell them, a considerable period of time could elapse until it is able to sell them. During that period, the market value of such securities (and therefore the market value of the particular fund) could decline.

FOREIGN ISSUERS AND CURRENCIES

        Each Fund limits its investment in foreign securities to 5% of its total assets. However, an underlying fund may invest up to 100% of its assets, in the securities of foreign issuers. These issuers and the foreign securities markets in which their securities are traded may not be as highly regulated as domestic issues, there may be less information publicly available about them and foreign auditing requirements may not be the same as domestic requirements. There may be delays in some countries in settling securities transactions, in some cases up to six months. In addition, foreign currency exchange rates may adversely affect an underlying fund's value. Other political and economic developments, including the possibility of expropriation, confiscatory taxation, exchange controls or other governmental restrictions could adversely affect value. Under the 1940 Act, a mutual fund may maintain its foreign securities in custody of non-U.S. banks and securities depositories.
        In connection with securities traded in a foreign currency, the Asset Allocation Fund and any underlying fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date which may be any fixed number of days from the date agreed upon by the parties. The price would be set at the time of entering into the contract. Concurrent with entry into a contract to acquire a foreign security for a specified amount of a foreign currency, the fund would purchase, with U.S. dollars, the required amount of foreign currency for delivery at the settlement date of the purchase. A similar forward currency transaction would be made in connection with the sale of foreign securities. The purpose of such a forward currency transaction is to fix a firm U.S. dollar price necessary to settle a foreign securities transaction, and thus to protect against adverse fluctuation of the exchange relationship between the U.S. dollar and the foreign currency needed to settle the particular transaction during the time interval between the purchase or sale date and settlement date. This time period is normally between three to fourteen days. Forward currency transactions are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract usually has no deposit requirements and no commissions are charged.
 While such contracts tend to limit the risk of adverse currency exchange rate fluctuations, they also limit the potential gain which might result from positive exchange rate fluctuations.

REPURCHASE AGREEMENTS

        Each Fund may purchase U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security, it also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the "Resold Securities". The resale price reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. A Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Resold Securities and can therefore resell the instrument promptly. Under guidelines issued by the Trustees, the Investment Manager will carefully consider the credit worthiness of any vendor of repurchase agreements prior to entering into a repurchase agreement and will monitor such vendor's credit worthiness during the term of the repurchase agreement. Repurchase agreements can be considered as loans "collateralized" by the Resold Securities, such agreements being defined as "loans" in the Investment Company Act of 1940, as amended (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be marked to market daily and monitored so that the value of the "collateral" is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian either directly or through a securities depository. While the Funds limit their direct repurchase agreement transactions to U.S. Government Securities, underlying funds may not have such limitations. Lower quality securities underlying a repurchase agreement transaction would involve potentially greater risk.

SHORT SELLING

        An underlying fund may engage in short selling (the sale of a security it does not own). In order to make delivery, it "borrows" the needed securities from a broker and replaces them at a later time by purchasing them in the open market. The price paid may be more or less than the price received when the securities were sold short. The broker retains the proceeds from the short sale to the extent necessary to meet margin requirements, until the securities are replaced. So long as the short sale is outstanding, any interest and dividends generated by the borrowed security must be paid to the lender and there may be other brokerage charges associated with the transaction. In addition, the fund must deposit and maintain on a daily basis, in a segregated account, an amount of cash or U.S. Government Securities equal to the difference between (a) the market value of the securities sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). Up to 80% of a fund's net assets may be so deposited as collateral for the obligation to replace securities borrowed in connection with short sales. If the price of a security sold short decreases between the time of the short sale and replacement of the borrowed security, the fund would incur a loss. Conversely, the fund will realize a gain if the price of a security sold short increases between the time of the short sale and replacement of the borrowed security. A short sale "against the box" occurs when a fund sells short a security the fund owns long, or if the fund owns securities convertible into, or exchangeable without further consideration for, the identical securities as those sold short. Short "against the box" transactions are generally used to defer realizing gains or losses on securities for federal income tax purposes. The Funds will not invest in underlying funds unless such funds limit short sales as follows: The dollar amount of short sales at any one time will not exceed 25% of the Fund's net equity, and the value of securities of any one issuer in which an underlying fund is short may not exceed the lower of 2% of the value of such fund's net assets or 2% of the securities of any class of any issuer. Short sales may be made only in those securities which are fully listed on a national securities exchange. This provision does not include the sale of securities if the fund contemporaneously owns or has the right to acquire securities equivalent in kind and amount to those sold (i.e., short sales "against the box").

WARRANTS

        The Funds do not invest directly in warrants. An underlying fund, however, may invest in warrants, which are options to purchase equity securities at specific prices for a specific period of time. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified period of time, it will become worthless and the fund will lose both the purchase price and the right to purchase the underlying security. Prices of warrants do not necessarily move parallel to the prices of the underlying securities. The Funds will invest in underlying funds only if such funds limit their investments in warrants to 5%, valued at the lower of cost or market, of the value of such funds' net assets; included within that amount, up to 2% of such funds' net assets may be warrants which are not listed on the New York or American Stock Exchanges.

OTHER TRANSACTIONS

        The Funds and the underlying funds may lend portfolio securities and may engage in options transactions, futures contracts and options thereon. If underlying funds lend their securities, such funds must provide that collateral values must be continuously maintained at no less than 100%, marking to market daily, and adequate provision must have been made by such funds for margin calls, loan termination, reasonable servicing fees and voting and dividend rights. The Funds will invest in underlying funds only if such funds will not invest in oil, gas or other mineral leases, or in real estate or real estate limited partnership interests.

                            INVESTMENT RESTRICTIONS

The Funds have adopted the following investment restrictions, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

As to each Fund, the Fund may not:

        (1) As to 75% of it's total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (U.S. Government Securities are not subject to this limitation);

        (2) Purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (U.S. Government Securities are not subject to this limitation);

        (3) Invest more than 25% of the value of its total assets in any indus-try or group of industries other than investment companies (except that U.S. Government Securities are not subject to these limitations);

        (4) Invest more than 5% of its total assets in securities of issuers (other than U.S. Government Securities and investment companies) which together with their predecessors, have a record of less than three years' continuous operation;

        (5) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Investment Manager who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

        (6) Invest in securities which are restricted as to disposition under the Federal securities laws;

        (7) Invest in securities which are considered illiquid, if the total of such securities would exceed 10% of the Fund's total assets (Investment company securities are considered illiquid to the extent the Fund owns more than 1% of an investment company's outstanding shares) (Repurchase agreements maturing in more than 7 days are considered illiquid for purposes of this restriction);

        (8) Invest for the purpose of exercising control or management of an-other issuer;

        (9) Invest in interests in oil, gas or other mineral exploration or development programs (except the Fund may invest in securities issued by com-panies engaged in such businesses);

        (10) Underwrite securities issued by others (except to the extent that the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of portfolio securities);

        (11) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and initial and variation margin payments in connection with transactions in Futures Contracts and related options are not considered purchasing securities on margin), provided, however, that this restriction which is intended to apply to margin accounts with brokers shall not restrict the Leveraged Growth Fund from borrowing from banks in accordance with the limitations contained in the Prospectus under "Investment Restrictions" and elsewhere in the Prospectus and in the Statement of Additional Information;

        (12) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security a Fund does not own. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) (The purchase of put options as described in the prospectus is not a short position for the purposes of this restriction.);

        (13) Participate on a joint or joint and several basis in any trading account in securities;

        (14) Purchase foreign securities in excess of 5% of the Fund's total assets (ADR's and U.S.-registered investment companies are not considered foreign securities for this purpose); or

        (15) Purchase foreign currencies, except that the Asset Allocation Fund may engage in transactions in foreign currencies, including options and futures thereon, but only for hedging purposes with respect to the Fund's portfolio securities.

        In order to qualify the shares of the Funds in certain state(s), each Fund has agreed that, for so long as its shares are registered in such state(s), the Fund will restrict mineral leases as though listed among the investment interests restricted in number (9), above.
        In order to qualify the shares of the Capital Appreciation and Leveraged Growth Funds in certain state(s), each Fund has agreed that, for so long as its shares are registered in such state(s), the Fund will limit, to no more than 5% of its total assets, its aggregate investment in the classes of securities represented by investment restrictions numbered (4) and (7), above, except that, for this purpose, Fund holdings of other investment companies in excess of 1% and no greater than 3% of such other investment companies' total assets are excluded from the definition of "not readily marketable securities."
        Percentage restrictions stated in any investment restriction apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation, the Funds will, to the extent necessary, reduce their existing loans to comply with the limitation
        While it is the Fund's policy to reserve the right to make short sales "against the box," (restriction number 12, above), the Investment Manager has no present intention of engaging in such transactions at this time or during the coming year.

                          SPECIAL SHAREHOLDER SERVICES

        As noted in our prospectus, the Trust offers the following shareholder services;

REGULAR ACCOUNT

        The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. Shareholder certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in a shareholder account may be requested by a shareholder.

SYSTEMATIC WITHDRAWAL PLAN

        Shareholders owning shares of a Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing the Transfer Agent to redeem the necessary number of shares periodically (each month), or quarterly in the months of January, April, July and October) in order to make the payments requested. Share certificates for the shares being redeemed must be held by the Transfer Agent. Checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. There is no charge for the use of this plan. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Trust upon thirty day's written notice or by a shareholder upon written notice to the Transfer Agent. Applications and further details may be obtained by calling the Transfer Agent at 1-800-224-4743, or by writing to:

                             Merriman Mutual Funds
                             c/o Firstar Trust Co.
                        Mutual Funds Services, 3rd Floor
                                   PO Box 701
                            Milwaukee, WI 53201-0701

RETIREMENT PLANS

        As noted in the Fund's Prospectus, an investment in either Fund's shares may be appropriate for IRA's, Keogh Plans and corporate retirement plans. Unless otherwise directed, capital gains distributions and dividends received on Fund shares held by any of these plans will be automatically reinvested in additional Fund shares and will be exempt from taxation until distributed from the plans. Investors who are considering establishing such a plan may wish to consult their attorneys or tax advisers with respect to individual tax questions. The Trust intends to offer pre-qualified plans as described herein.

        INDIVIDUAL RETIREMENT ACCOUNT - IRA The Internal Revenue Code of 1986 imposes substantial restrictions on an individual's ability to make deductible contributions to an IRA. Under the law, a single individual who is an active participant in an Employer Plan and who has an adjusted gross income of $25,000 or more, but not exceeding $35,000, is allowed to deduct a portion of his IRA contribution. That portion decreases proportionately to the extent the individual's income exceeds $25,000. A married couple filing a joint return whose adjusted gross income is $40,000 or more, but not exceeding $50,000 is also allowed to deduct a portion of their IRA contributions, which portion decreases proportionately to the extent the couple's adjusted gross income exceeds $40,000. An individual with an adjusted gross income exceeding $35,000 and who is an active participant in an Employer Plan is not allowed to deduct any portion of his IRA contributions, and a married couple filing a joint return whose adjusted gross income exceeds $50,000 is not able to deduct any portion of their IRA contributions if either spouse is an active participant in an Employer Plan. Individuals may make nondeductible contributions to the extent they are not eligible to make deductible IRA contributions.
        An investment in Fund shares through IRA contributions, whether deductible or nondeductible, is advantageous because all income, dividends and capital gains distributions earned on your IRA account Fund shares are not immediately taxable to you, but will be taxable, as are all IRA distributions, as ordinary income when distributed. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than the first day of April following the tax year in which you attain age 70. Distributions made before age 59 are subject to a penalty equal to 10% of the distribution, except in the case of death or disability or where the distribution is rolled over into another IRA in accordance with certain rules specified in Section 408
(d) of the Internal Revenue Code.
        Shares of the Funds may be purchased as an investment for an IRA account, including those established by employers as Simplified Employee Pension-IRA's ("SEP-IRA") or Savings Incentive Match Plans ("SIMPLE") for the benefit of their employees. Information concerning an IRA, SEP-IRA or SIMPLE retirement plan, fees charged for maintaining such plans, more detailed information and disclosures made pursuant to requirements of the Internal Revenue Code, and assistance in opening a plan may be obtained from the Trust by calling 1-800-423-4893.

        KEOGH PLANS AND CORPORATE RETIREMENT PLANS Fund shares may also be pur-chased as an investment for Keogh and Corporate Retirement Plans. There are penalties for premature distributions from a Keogh Plan prior to age 59, except in the case of death or disability.

        HOW TO ESTABLISH RETIREMENT ACCOUNTS. All the foregoing retirement plan options require special applications or plan documents. Please call the Trust at 1-800-423-4893 to obtain information regarding the establishment of retirement plan accounts. In the case of IRA and certain other pre-qualified plans, nominal fees will be charged in connection with plan establishment, custody and maintenance, all of which are detailed in plan documents. You may wish to consult with your attorney or other tax advisor for specific advice concerning your tax status and plans.

EXCHANGE PRIVILEGE

        Shareholders may exchange shares (in amounts of $1,000 or more) of any Merriman Fund for shares of any other Merriman Fund or for shares of the Portico U.S. Government Money Market Fund, the Portico Money Market Fund or the Portico Tax-Exempt Money Market Fund. A current prospectus of the Portico Funds should be obtained and read prior to seeking any such exchange. Your special authorization form must have been completed and must be on file with the Transfer Agent. There is a service charge levied by the Transfer Agent for each exchange. The Transfer Agent will redeem sufficient shares in your account to cover the fee, which currently is $5.00. This fee may be changed from time to time by the Transfer Agent, but shareholders will be given at least 60 days written notice prior to instituting a fee change. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or number of the shares to be exchanged. Your exchange will take effect as of the next determination of net asset value per share of each fund involved (usually at the close of business on the same day). The Trust reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Trustees determine that it would be in the best interest of shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of one fund and the purchase of those of the second fund. Consequently, the sale will likely involve either a capital gain or loss to the shareholder for Federal income tax purposes.

REDEMPTIONS IN KIND

        No Fund intends, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. To protect shareholders, an irrevocable election has been filed under Rule 18f-1 of the Investment Company Act of 1940, as amended, wherein the Trust committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of either Fund during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

TRANSFER OF REGISTRATION

        To transfer shares to another owner, send a written request to the Transfer Agent c/o Firstar Trust Co., Mutual Fund Services, 3rd Floor, PO Box 701, Milwaukee, WI 53201-0701. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees" in the Prospectus); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

                               PURCHASE OF SHARES

        The purchase price of Fund shares is the net asset value next determined after the order is received. An order received prior to the close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next Business Day. The Exchange currently closes at 4:00 p.m., New York City time. An order to purchase shares is not binding on the Trust until the Transfer Agent confirms it in writing (or unless other arrangements have been made with the Transfer Agent, for example in the case of orders utilizing wire transfer of funds) and payment has been received.
        The Trust reserves the right in its sole discretion (i) to suspend the offering of Fund shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of such Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of Fund shares.

                              REDEMPTION OF SHARES

        The Trust may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.
        No charge is made by the Trust for redemptions although, as disclosed in the Prospectus, the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

TELEPHONE REDEMPTION PRIVILEGE. The Prospectus describes the procedures the Funds follow to establish and operate the telephone redemption privilege. To protect the Funds, their agents and shareholders from liability, the Funds employ reasonable procedures to help ascertain that the instructions communicated by telephone are genuine. Among other things, the Transfer Agent will require the caller to provide verifying information unique to the shareholder. Such information could include a password or other form of personal identification. In addition, the call/transaction will be recorded.

                         NET ASSET VALUE DETERMINATION

        Under the Investment Company Act of 1940, as amended, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The Net Asset Value of each Fund is determined as of the close of trading of the New York Stock Exchange (currently 4:00 p.m., New York City time) on each Business Day. A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Election Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities which is accrued daily.
        Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market. It is expected that for U.S. Government Securities and other fixed income securities this ordinarily will be the over-the-counter market. For equity securities this will ordinarily be the principal exchange on which the security is traded or the NASDAQ National Market System. Over-the-counter securities that are not traded on a particular day and fixed income securities are priced at the current quoted bid price. However, U.S. Government Securities and other fixed income securities may be valued on the basis of prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. Stock exchange and NASDAQ securities are priced at the latest quoted sale on the date of valuation. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from the date of purchase exceeded 60 days, unless the Trustees determine that such valuation does not represent fair value. Short-term debt securities which mature in more than 60 days are valued at last sale or current bid quotations. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

VALUATION OF EXCHANGE-TRADED OPTIONS AND FUTURES CONTRACTS

        For pricing purposes, 4:00 p.m. New York City time ("NYC time") is considered the cut-off time. Certain exchanges, especially commodities exchanges, close trading later than that time. In such case, the Funds will utilize last sale prices obtained as of 4:00 PM NYC time. This will result the valuation of Fund assets at other than the actual closing prices for that day.
Securities affected include exchange-traded options on U.S. Government Securities and exchange-traded options on Futures Contracts, both of which are valued at the last sale price at 4:00 PM NYC time. If there is no sale by 4:00 PM NYC time on the applicable options exchange on a given day, options are valued at the current bid prices as of that time. Also, Futures Contracts are marked to market daily as of 4:00 PM NYC time. The Investment Manager will monitor the actual closing prices in order to assure that the differences do not materially distort net asset value, and will report to the Trustees in the event that there appears to be a substantial risk that a material distortion may occur.

                             TRUSTEES AND OFFICERS

The following is a list of the Trustees and Officers of the Merriman  Investment
Trust,  and  a  brief  statement  of  their  present   positions  and  principal
occupations during the past five years:

NAME AND ADDRESS                 PRINCIPAL OCCUPATION(S)
POSITION WITH TRUST              DURING PAST 5 YEARS

DAVID A. EDERER **               Since  1974,  Managing  Partner of D. A. Ederer
4919 NE Laurelcrest Lane         Company,  a  private  investment  company.   In
Seattle, WA  98105               connection  therewith,  Mr. Ederer serves as an
TRUSTEE                          Executive  Officer   and  holds  a  substantial
                                 ownership position in Trustee numerous in-dustrial and service companies.


PAUL A. MERRIMAN *               Since  1983,  President   and  Chief  Executive
1200 Westlake Avenue North       Officer of Paul A. Merriman & Associates, Inc.,
Seattle, WA  98101               an  investment  advisory  firm.  Since  October
PRESIDENT AND TRUSTEE            1987, General  Partner  of  Merriman Investment
                                 Management  Company,  the   Trust's  Investment
                                 Manager.

WILLIAM L. NOTARO *              Since  1981, Owner of Wm L. Notaro & Company, a
2914 Kennewick Place, N.E.       Seattle Investment Advisory firm. Since October
Renton, WA  98056                1987, Exec. Vice  President and Chief Operating
EXECUTIVE VICE PRESIDENT         Officer  of   Merriman  Investment   Management
SECRETARY, TREASURER AND         Company, the Trust's Investment Manager.
TRUSTEE

BEN W. REPPOND **                Since  1981,  President  and  Chief   Executive
6965 N.E. Buck Lake Road         Officer,  the Reppond  Co., Inc.,  an insurance
Hansville, WA  98340             brokerage firm.
TRUSTEE


* These Trustees are "interested persons" of the Fund, by virtue of their positions with the Investment Manager.
**      These trustees are members of the Audit Committee.

        Trustees and officers of the Trust who are interested persons of the Trust receive no salary or fees from the Trust. Trustees of the Trust who are not interested persons of the Trust receive $500 per year plus $100 per meeting of the Board of Trustees attended by them. For the fiscal year ended September 30, 1996, remuneration of the Trustees and officers, in the aggregate, by the Trust, was $2,000. As of November 30, 1996, the Trustees and officers owned, as a group, 66,824 shares (5.37%) of the Leveraged Growth Fund and less than 1% of the outstanding shares of the Flexible Bond Fund, the Growth & Income Fund, the Capital Appreciation Fund, and the Asset Allocation Fund.

                                5% SHAREHOLDERS

The Trust is aware of the following persons who owned of record, or benefi-cially, more than 5% of the shares of any Fund as of November 30, 1996:

FLEXIBLE BOND FUND     Charles Schwab & Co., Inc.             9.86%  Record1
                       San Francisco, California 94104-4175

                       Ruth E. Kane, Trustee                  5.57%  Record &
                       Albert E. Kane Trust                          Beneficial
                       2880 Stemilt Road
                       Wenatche, WA 98801

LEVERAGED GROWTH FUND  Paul A. Merriman                       5.37%  Record &
                       1200 Westklake Avenue North                   Beneficial2
                       Seattle, Washington 98109

1 Charles Schwab & Co., Inc., a broker-dealer, has advised that no individual client own more than 5% of the Fund.
2 Includes shares owned by: Mr. Merriman for his own account; Merriman Invest-ment Management Co., the Leveraged Growth Fund's Investment Manager; Paul A. Merriman & Associates, Inc. P/S Plan; Paul A. Merriman & Associates, Inc. 401(k) P/S Plan; and Mr. Merriman's wife, Dolores I. Merriman. Mr. Merriman disavows beneficial ownership (i.e., investment and voting rights) of shares (0.06%) owned by his wife.

                               INVESTMENT MANAGER

        Merriman Investment Management Company (the "Investment Manager") manages the Funds' investments pursuant to an Investment Management Agreement (the "Management Agreement") as is described in the Prospectus. The Management Agreement was last approved by the shareholders of the Leveraged Growth Fund on December 16, 1992 and by shareholders of the other Funds on December 29, 1989, and is effective until December 31, 1997. It will be renewed from year to year thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund(s) outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Investment Manager by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable for any Fund without penalty on sixty days notice by the Board of Trustees of the Trust or by the Investment Manager. The Management Agreement provides that it will terminate automatically in the event of its assignment.
        As shown in the Prospectus, compensation of the Investment Manager, based upon the Fund's daily average net assets, is at the following annual rates:

                                              Flexible Bond            All Other
                                                  Fund                   Funds
                                                  ----                   -----

        On the First $250 million                1.000%                 1.250%
        On the next $250 million                  .875%                 1.125%
        On all above $500 million                 .750%                 1.000%

        The advisory fees are higher than that incurred by most investment companies. In the event that additional series or funds are authorized by the Trustees, each additional fund would compute investment fees separately.
        Advisory fees paid to and expense reimbursements (or advisory fee waivers) received from the Investment Manager have been as follows:


                 Fiscal Period          Flexible          Growth &          Capital          Asset          Leveraged
                    Ended                 Bond             Income         Appreication     Allocation         Growth
                 September 30,            Fund              Fund              Fund            Fund             Fund
                 -------------            ----              ----              ----            ----             ----
Advisory Fees:       1996               $86,416           $113,042          $232,703       $248,132          $172,334
                     1995                92,419            121,720           286,406        309,010            89,884
                     1994               117,646            164,771           390,116        379,063            71,131

Reimbursements:      1996                   - -                - -                --             --                --
                     1995                10,283                - -                --          1,988             5,910
                     1994                 9,877              4,634            41,293         24,224            34,521
                     1993                12,511              2,390            32,891         40,330            29,149

        Paul A. Merriman is President and Trustee of the Trust. A company he wholly owns, Paul A. Merriman & Associates, Inc., owns a 50% interest, as General Partner, in the Investment Manager. Only the General Partner has the right to manage the affairs of the Investment Manager and the limited partners are considered passive investors. Merriman Investment Management Company, L.P. is a Washington limited partnership. William L. Notaro, Exec. Vice President of the Trust, serves in the same capacity for the Investment Manager. Messrs Merriman and Notaro, the principal officers and control persons of the Investment Manager also serve as principal officers and trustees of the Trust. See "Trustees and Officers" for details.

                         MANAGEMENT AND OTHER SERVICES

        The firm of Tait, Weller & Baker, of Philadelphia, PA, is the independent auditor of the Trust's financial statements.
        Firstar Trust Company, Mutual Fund Services3rd Floor, 615 E. Michigan Street, Milwaukee, WI 53202, serves as custodian for the Funds. As such it holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the Investment Company Act of 1940, as amended), collects all income and effects all securities transactions on behalf of the Funds.

        Firstar Trust Company also serves as Shareholder Servicing Agent and as Fund Accounting Servicing Agent for the Funds. As Shareholder Servicing Agent, it effects all transactions in shareholder accounts, maintains all shareholder records and pays income dividends and capital gains distributions as directed by the Board of Trustees. As Fund Accounting Servicing Agent, it provides portfolio accounting services, expense accrual and payment services, Fund valuation and financial reporting services, tax accounting services and compliance control services.

                          ALLOCATION OF TRUST EXPENSES

        The Investment Manager provides a continuous investment management program, furnishes the services and pays the compensation of the executive officers of the Trust, provides suitable office space, necessary small office equipment, utilities, general purpose forms and supplies used at the offices of the Trust. Each Fund will pay all of its own expenses not assumed by the Investment Manager, including, but not limited to, the following: custodian, stock transfer and dividend disbursing fees and expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including stock certificates, registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the trustees to be of overall benefit to each Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or Funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each Fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each Fund.
                                   BROKERAGE

        It is the Trust's intention to seek the best price and execution for all portfolio securities transactions. The Investment Manager (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions. The Trust has adopted a policy which prohibits the Investment Manager from effecting Fund portfolio transactions with any broker-dealer related or affiliated with any Trustee, officer or director of the Trust or its Investment Manager or any interested person of such person. Normally, most of the Fund's portfolio transactions will be investments in other investment companies in which no brokerage commissions or dealer mark-ups are incurred. Options and Futures Contracts generally involve the payment of commissions. With respect to securities traded only in the over-the counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker. While there is no formula, agreement or undertaking to do so, the Investment Manager may allocate a portion of the Funds' brokerage commissions to persons or firms providing the Investment Manager with investment recommendations, statistical or research services useful to the daily operation of the Trust. The Funds regard such services, customarily only available in return for brokerage business, as one of the many steps involved in keeping abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, it is of indeterminable value. Such services received on the basis of transactions for one Fund may also be used by the Investment Manager for the benefit of the other Fund or any other client it may have. Conversely, a Fund may benefit from such transactions effected for the benefit of the other Fund or of other clients. The Investment Manager may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions for a Fund, subject to best execution. It is the policy of the Trust not to pay higher brokerage commissions to any broker in consideration of research services provided than it would pay to a broker not providing such services.
        Brokerage commissions paid during the fiscal year ended September 30, 1994, for the Growth & Income Fund, were $11,998. Brokerage commissions paid during the fiscal years ended September 30, 1994, for the Leveraged Growth Fund were $4,814. No other commissions were paid during the past three fiscal years by any Fund. No brokerage orders were directed to any particular broker in consideration of research services provided or sale or recommendation of Fund shares, nor is there any agreement or undertaking in effect to do so.

                           ADDITIONAL TAX INFORMATION

        Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code). As a regulated investment company, a Fund will not be subject to federal income tax to the extent it distributes its net taxable income and its net capital gains to its shareholders. In order to qualify for tax treatment as a regulated investment company under the code, each fund will be required, among other things, to distribute annually at least 90% of its taxable income other than its net capital gains to shareholders (the "90% Test") and to derive less than 30% of its gross income from the sale or other disposition of securities held for less than three months (the 30% Test).
        A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year. The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.
        Should additional series, or funds, be created by the Trustees, each Fund would be treated as a separate tax entity for Federal Income Tax purposes.
        Based upon current tax law, regulations and positions taken by the Internal Revenue Service ("IRS") in circumstances similar to those of the Funds, each Fund's investments in options futures contracts and in options on futures contracts will in effect be treated as investments in the securities underlying the options, futures contracts or options on futures contracts for purposes of the 90% Test and the 30% Test mentioned above, and that certain constructive gains realized on such investments as a result of marking such investments to market will not constitute gains from the sale or other disposition of a security held for less than three months. Under the Internal Revenue Code and regulations to be promulgated thereunder, gains from options and futures contracts derived with respect to each Fund's business of investing in the underlying securities will be treated as qualified income for the purpose of the 90% Test above. In addition, subject to regulations to be promulgated under the Internal Revenue Code, increases or decreases in the values of options, short sales and other instruments permitted pursuant to such regulations in a "designated hedge," and increases or decreases in the value of the securities so hedged may be netted for the purpose of the 30% Test.

        DIVIDENDS AND DISTRIBUTIONS. As explained in the Prospectus, dividends from net investment income and distributions of any capital gains will be taxable to shareholders (except for shareholders who are exempt from paying taxes on their income), whether received in cash or invested in additional Fund shares. For corporate shareholders, the 70% dividends received deduction, if applicable, should apply to distributions received from all Funds except the Leveraged Growth Fund. As to dividends received from the Leveraged Growth Fund, a substantial portion of the distributions should be eligible for the dividends received deduction for corporate shareholders. Eligibility for the deduction, however, is: (i) reduced to the extent that the Fund's shares with respect to which the dividends are received are treated as "debt-financed;" and (ii) eliminated if the Fund's shares are determined to have been held for less than 46 days. Amounts qualifying for the deduction are incredible in adjusted alternative minimum taxable income and may require corporate shareholders to reduce their basis in the event distributions are treated as "extraordinary dividends."
        A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment. The Fund will send shareholders information each year on the tax status of dividends and disbursements.
        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Regulations are subject to change by legislative or administrative action at any time. Investors should consult with their own advisers for the effect of any state or local taxation and for more complete information on federal taxation.

                           CAPITAL SHARES AND VOTING

        Please refer to the Prospectus, "Voting and Other", which contains information on the subject capital shares and voting. Shares of both Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire; (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at lease two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g.; providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. Otherwise there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

                        FINANCIAL STATEMENTS AND REPORTS

        The books of each Fund will be audited at least once each year by independent auditors. Financial Statements of each Fund, as of September 30, 1996, together with the Report of the independent auditors, are included in the Trust's Annual Report to Shareholders and are incorporated herein by reference. Shareholders will receive annual audited and semi-annual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report is available free of charge and will accompany the Prospectus or the Statement of Additional information ("S.A.I.") whenever either is requested by a shareholder or prospective investor.

                        CALCULATION OF PERFORMANCE DATA

        As indicated in the Prospectus, the Funds may, from time to time, advertise certain total return information. The total return of the Funds for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Funds ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (1+T)n = ERV. The average annual total return quotations for the Funds are set forth below:


                             Year Ended             Inception to Sept. 30, 1996
                         September 30, 1996            %        Inception Date
                         ------------------            -        --------------
Flexible Bond Fund            7.62%                  7.74%      October 6, 1988
Growth & Income Fund         12.18%                  7.63%     December 29, 1988
Capital Appreciation Fund     5.69%                  7.59%        May 2, 1989
Asset Allocation Fund         7.41%                  7.48%        May 2, 1989
Leveraged Growth Fund         6.85%                  7.82%        May 27, 1992

        Performance quotations should not be considered as representative of the Funds' performance for any specified period in the future.
        The Funds' performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of domestic, international or global investment performance. In particular, the Funds may compare their performance to the S & P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the U.S. securities markets. The Flexible Bond Fund may compare its performance to the Salomon BIG Index, representative of the performance of unmanaged fixed income securities that are publicly traded in the U.S. securities markets. .
        Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals.
        Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                    APPENDIX

                          DESCRIPTION OF BOND RATINGS

Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa: Bonds rate Aaa are judged to be of the best quality. They carry the small-est degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fund-amentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins or protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds rated A posses many favorable investment attributes and are to be con-sidered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interested payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to payment of principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S CORPORATION'S BOND RATINGS:

AAA: This is the highest rating assigned by Standard & Poor's to a debt obliga-tion and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circum-stances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay princi-pal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC an CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions.



                                     PART C

                           MERRIMAN INVESTMENT TRUST




                                   FORM N-1A

                               OTHER INFORMATION



ITEM 24.        Financial Statements and Exhibits

(a) Financial Statements: Included in Part A - Financial Highlights for the fiscal years ended September 30, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and
1989. Included in Part B - None.

(b)  Exhibits

     (1) Amendment to Declaration of Trust - Incorporated by reference, Post-Effective Amendment No. 11, filed January 12, 1994
         Amendment to Declaration of Trust - Incorporated by reference, Post-Effective Amendment No. 9, filed December 28, 1992
         Amendment to Declaration of Trust - Incorporated by reference, Post-Effective Amendment No. 7, filed February 12, 1992
         Amendment to Declaration of Trust - Incorporated by reference, Post-Effective Amendment No. 1, filed November 5, 1991
         Amendment to Declaration of Trust - Incorporated by reference, Post-Effective Amendment No. 1, filed October 13, 1988
         Amendment to Declaration of Trust - Incorporated by reference, Pre-Effective Amendment No. 1, filed June 28, 1988
         Original Declaration of Trust - Incorporated by reference, initial registration statement, filed March 2, 1988
     (2) Amendment to By-Laws - Incorporated by reference, Post-Effective Amend-ment No. 1, filed October 13, 1988
         Original By-Laws - Incorporated by reference, initial registration statement, filed 3/2/88
     (3) Not Applicable
     (4) Specimen copies of each security issued by Registrant - Incorporated by reference, Post-Effective Amendment No. 11, filed January 12, 1994
     (5) Investment Management Agreement - Incorporated by reference, Post-Effective Amendment No. 2, filed February 1, 1989
     (6) Not Applicable
     (7) Not Applicable
     (8) Custodian Agreement - Incorporated by reference, Pre-effective Amend-ment No. 1, filed June 28, 1988
     (9) (A) Shareholder Services Agreement - Incorporated by reference, Pre-effective Amendment No. 1, filed June 28, 1988
         (B) Fund Accounting Services Agreement - Incorporated by reference, Pre-effective Amendment No. 1, filed June 28, 1988
    (10) Opinion of Counsel - Incorporated by reference, Pre-effective Amendment No. 2, filed August 27, 1988.
    (11) Consent of Independent Auditors - Enclosed
    (12) Financial Statements Omitted from Item 23 - Annual Report to Share-holders, September 30, 1996 - Enclosed
    (13) Assurance Letter with respect to Initial Capital - Incorporated by re-ference, Post-Effective Amendment No. 1, filed October 13, 1988
    (14) None - Each Fund uses standard Internal Revenue Service approved IRA, SEP-IRA and SIMPLE Forms.
    (15) None - Not applicable
    (16) None - Not applicable at this time
    (17) Financial Data Schedule - Enclosed
    (18) Copies of Powers of Attorney - For Messrs Ederer and Reppond, Incorpo-rated by reference, initial registration statement, filed March 2, 1988

ITEM 25.   Persons Controlled By or Under Common Control with Registrant

        There are no persons controlled by or under common control with the Registrant.

ITEM 26.   Number of Holders of Securities

        As of October 31, 1996, the number of record holders of the Funds of the Trust were as follows:

  Flexible Bond Fund            413       Capital Appreciation Fund        1,183
  Growth & Income Fund          496       Asset Allocation Fund            1,177
  Leveraged Growth Fund         906

ITEM 27.   Indemnification

        Article VIII of the Trust's Declaration of Trust provides for indemnification of certain persons acting on behalf of the Trust.
        Article VIII, Section 8.1 states, "The Trustees and officers of the Trust, in incurring any debts, liabilities or obligations, or in limiting or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees or officers of the Trust and not in their own capacities," and further states that, "subject to Section 8.4 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person in connection with the assets or affairs of the Trust or of any Fund, unless only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions."
        Section 8.2 states concerning a Trustee's liability, "Subject to Section
8.4 hereof, a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant or Contracting Party, nor shall any Trustee be responsible for the act or omission of any other Trustee;
(ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties."
        Concerning  indemnification by the Trust, or Fund of the Trust,  section
8.4 states, "Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such Person's heirs, executors, administrators or other legal representatives, as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the bet interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such Covered Person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against such Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in
Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this
Article VIII and if (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be entitled to indemnification hereunder."
        Regarding compromise payments, the Declaration of Trust states, "As to any matter disposed of by a compromise payment by any Covered Person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Disinterested Trustees pursuant to clause (ii) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office."
        Finally, Section 8.6 states that, "The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any Covered Person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person."
        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons by the Trust's Declaration of Trust and By-Laws, or otherwise, the Trust has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a director, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Trust will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
        The Trust reserves the right to purchase Professional Indemnity insurance coverage, the terms and conditions of which would conform generally to the standard coverage available to the investment company industry. Such coverage for the Trust would generally include losses incurred on account of any alleged negligent act, error or omission committed in connection with the operation of the Trust, but excluding losses incurred arising out of any dishonest, fraudulent, criminal or malicious act committed or alleged to have been committed by the Trust. Such coverage for trustees and officers would generally include losses incurred by reason of any actual or alleged breach of duty, neglect, error, misstatement, misleading statement or other act of omission committed by such person in such a capacity, but would generally exclude losses incurred on account of personal dishonesty, fraudulent breach of trust, lack of good faith or intention to deceive or defraud, or willful failure to act prudently. Similar coverage by separate policies may be afforded the investment manager and its directors, officers and employees. Notwithstanding the foregoing, no insurance will be purchased which protects or purports to protect any officer or trustee for actions constituting willful misfeasance, bad faith, gross negligence or reckless disregard of duties.

ITEM 28.     Business and Other Connections of Investment Adviser

        See Part B, "Trustees and Officers," for the activities and affiliations of the officers and directors of the Investment Adviser. Currently, the Investment Adviser's sole business is to serve the Trust, principally as its investment adviser.

ITEM 29.     Principal Underwriters

        Inapplicable.

ITEM 30.     Location of Accounts and Records

        All account books and records not normally held by the Custodian, Shareholder Servicing Agent and Fund Accounting Services Agent are held by the Trust in the care of Paul A. Merriman, 1200 Westlake Avenue, North, Seattle, Washington 98109.

ITEM 31.     Management Services

        The substantive provisions of a Fund Accounting Services Agreement between the Registrant and Firstar Trust Company, are discussed in Part B hereof The Agreement is referred to herein as Exhibit 9(B).

ITEM 32.     Undertakings

        The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

        SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, has duly caused this Registration Statement, Post-Effective Amendment No. 14, to be signed on its behalf by the undersigned, duly authorized, in the City of Seattle, and State of Washington on the 23rd day of December, 1996 .

                                                       MERRIMAN INVESTMENT TRUST




                                           By:              /s/ Paul A. Merriman
                                                                Paul A. Merriman
                                                                President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.




  /s/ Ben W. Reppond *                  Trustee                         12/23/96
        Ben W. Reppond                  (Title)                           (Date)




  /s/ David A. Ederer *                 Trustee                         12/23/96
        David A. Ederer                 (Title)                           (Date)



                                President and Trustee
  /s/ Paul A. Merriman          (Chief Executive Officer)               12/23/96
       Paul A. Merriman                (Title)                            (Date)


                         Exec. Vice President, Treasurer & Trustee
  /s/ William L. Notaro     (Chief Accounting & Financial Officer)      12/23/96
        William L. Notaro               (Title)                           (Date)







* Signed by Paul A. Merriman under Powers of Attorney dated 2/22/88







                                    EXHIBITS

                           MERRIMAN INVESTMENT TRUST

                                   FORM N-1A



                               INDEX OF EXHIBITS
                (Numbers coincide with Item 24(b) of Form N-1A)



             (11)   Consent of Auditors

             (12)   Financial Statements
                    Annual Audited Report to Shareholders, September 30, 1996

             (17)   Financial Data Schedule





                                   EXHIBIT 11



                              CONSENT OF AUDITORS








                                   EXHIBIT 12


                                FINANCIAL REPORT

                     ANNUAL AUDITED REPORT TO SHAREHOLDERS
                               SEPTEMBER 30, 1996












                                   EXHIBIT 17



                            FINANCIAL DATA SCHEDULE